UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:    811-03981

Prudential World Fund, Inc.

Exact name of registrant as specified in charter:

Gateway Center 3,

100 Mulberry Street,

Newark, New Jersey 07102

Address of principal executive offices:

Deborah A. Docs

Gateway Center 3,

100 Mulberry Street,

Newark, New Jersey 07102

Name and address of agent for service:

Registrant’s telephone number, including area code:     800-225-1852

Date of fiscal year end:    10/31/2009

Date of reporting period:    10/31/2009

Item 1 – Reports to Stockholders

OCTOBER 31, 2009	ANNUAL REPORT

Dryden International Equity Fund

FUND TYPE

International stock

OBJECTIVE

Long-term growth of capital

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

JennisonDryden, Dryden, Prudential Financial and the Rock Prudential logo are registered service marks of The Prudential Insurance Company of America, Newark, NJ, and its affiliates.

December 15, 2009

Dear Shareholder:

On December 11, 2009, the Board of Directors approved the renaming of JennisonDryden, Prudential Financial’s mutual fund family, to Prudential Investments, effective on or about February 16, 2010. As a result of this change, each of our Funds will be renamed to feature “Prudential” as part of its new name. The name of your Fund will change from Dryden International Equity Fund to Prudential International Equity Fund.

While the name of your Fund will change, its investment objectives and portfolio management team will remain the same. No action is required on your part. If you participate in an automatic investment plan, your account will continue to be invested in the Fund under its new name.

Featuring the Prudential name in our Funds will create an immediate connection to the experience and heritage of Prudential, a name recognized by millions for helping people grow and protect their wealth.

On the following pages, you will find your Fund’s annual report, including an analysis of its performance over the fiscal year in addition to other data. If you have questions about this information or the renaming of our mutual fund family, please contact your financial professional or visit our website at www.jennisondryden.com.

Sincerely,

Judy A. Rice, President

Dryden International Equity Fund

Dryden International Equity Fund	1

Your Fund’s Performance

Fund objective

The investment objective of the Dryden International Equity Fund is long-term growth of capital. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. Class A and Class L shares have a maximum initial sales charge of 5.50% and 5.75%, respectively. Gross operating expenses: Class A, 1.54%; Class B, 2.24%; Class C, 2.24%; Class F, 1.99%; Class L, 1.74%; Class M, 2.24%; Class X, 2.24%; Class Z, 1.24%. Net operating expenses apply to: Class A, 1.54%; Class B, 2.24%; Class C, 2.24%; Class F, 1.99%; Class L, 1.74%; Class M, 2.24%; Class X, 2.24%; Class Z, 1.24%.

Cumulative Total Returns as of 10/31/09
	One Year	Five Years	Since Inception[1]
Class A	24.65%	12.82%	–35.13%
Class B	23.82	8.71	–39.66
Class C	23.83	8.72	–39.66
Class F	24.04	N/A	–29.83
Class L	24.49	N/A	–29.89
Class M	23.82	N/A	–30.84
Class X	23.82	N/A	–30.84
Class Z	24.95	14.19	–33.77
MSCI EAFE ND Index[2]	27.71	28.23	**
Lipper Average[3]	23.97	24.98	***

Average Annual Total Returns[4] as of 9/30/09
	One Year	Five Years	Since Inception[1]
Class A	–7.05%	2.32%	–4.76%
Class B	–7.07	2.54	–4.91
Class C	–3.10	2.72	–4.90
Class F	–6.68	N/A	–12.04
Class L	–7.30	N/A	–14.26
Class M	–8.02	N/A	–14.03
Class X	–8.02	N/A	–14.03
Class Z	–1.18	3.76	–3.97
MSCI EAFE ND Index[2]	3.23	6.07	**
Lipper Average[3]	0.76	5.65	***

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The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns performance quoted. The average annual total returns assume the payment of the maximum applicable sales charge. Class A and Class L shares are subject to a maximum front-end sales charge of 5.50% and 5.75%, respectively. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B, Class C, Class F, Class L, Class M, and Class X shares are subject to a maximum CDSC of 5%, 1%, 5%, 1%, 6%, and 6%, respectively. Class Z shares are not subject to a sales charge.

Source: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

1Inception dates: Class A, Class B, Class C, and Class Z, 3/1/00; Class F, 12/18/06; Class L, Class M, and Class X, 3/19/07. The Since Inception returns for the MSCI EAFE ND Index and the Lipper International Multi-Cap Growth Funds Average are measured from the closest month-end to inception date, and not from the Fund’s actual inception date.

2The Morgan Stanley Capital International Europe, Australasia, and Far East (MSCI EAFE ND) Index is an unmanaged, weighted index of performance that reflects stock price movements of developed-country markets in Europe, Australasia, and the Far East. The ND version of the MSCI EAFE Index reflects the impact of the maximum withholding taxes on reinvested dividends.

3The Lipper International Large-Cap Core Funds Average (Lipper Average) represents returns based on an average return of all funds in the Lipper International Large-Cap Core Funds category. Funds in the Lipper Average invest at least 75% of their equity assets in companies strictly outside of the United States with market capitalizations (on a three-year weighted basis) greater than the 250th largest company in the S&P Developed ex-U.S. Broad Market Index (BMI). Large-Cap Core funds typically have an average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared with the S&P Developed ex-U.S. BMI.

4The average annual total returns take into account applicable sales charges. Class A, Class B, Class C, Class F, Class L, Class M, and Class X shares are subject to an annual distribution and service (12b-1) fee of up to 0.30%, 1.00%, 1.00%, 0.75%, 0.50%, 1.00%, and 1.00%, respectively. Approximately seven years after purchase, Class B and Class F shares will automatically convert to Class A shares on a quarterly basis. Class Z shares are not subject to a 12b-1 fee. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

**MSCI EAFE ND Index Closest Month-End to Inception cumulative total returns as of 10/31/09 are 12.94% for Class A, Class B, Class C, and Class Z; –19.84% for Class F; and –22.97% for Class L, Class M, and Class X. MSCI EAFE ND Index Closest Month-End to Inception average annual total returns as of 9/30/09 are 1.41% for Class A, Class B, Class C, and Class Z; –7.30% for Class F; and –9.46% for Class L, Class, M, and Class X.

***Lipper Average Closest Month-End to Inception cumulative total returns as of 10/31/09 are 3.31% for Class A, Class B, Class C, and Class Z; –21.02% for Class F; and –23.75% for Class L, Class M, and Class X. Lipper Average Closest Month-End to Inception average annual total returns as of 9/30/09 are 0.41% for Class A, Class B, Class C, and Class Z; –7.48% for Class F; and –9.49% for Class L, Class, M, and Class X.

Dryden International Equity Fund	3

Your Fund’s Performance (continued)

Investors cannot invest directly in an index. The returns for the MSCI EAFE ND Index and the Lipper Average would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

Five Largest Holdings in Long-Term Portfolio expressed as a percentage of net assets as of 10/31/09
BP PLC, Oil, Gas & Consumable Fuels	1.8%
HSBC Holdings PLC, Commercial Banks	1.8
Banco Santander SA, Commercial Banks	1.7
Vodafone Group PLC, Wireless Telecommunication Services	1.6
Novartis AG, Pharmaceuticals	1.4

Holdings are subject to change.

Five Largest Industries in Long-Term Portfolio expressed as a percentage of net assets as of 10/31/09
Commercial Banks	14.2%
Oil, Gas & Consumable Fuels	8.0
Pharmaceuticals	7.7
Metals & Mining	5.4
Insurance	5.2

Industry weightings are subject to change.

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Strategy and Performance Overview

How did the Fund perform?

The Dryden International Equity Fund’s Class A shares returned 24.65% for the 12-month reporting period ended October 31, 2009, underperforming the 27.71% return of the Morgan Stanley Capital International Europe, Australasia, and Far East Net Dividend Index (MSCI EAFE ND Index). However, the Fund’s Class A shares outperformed the 23.97% return of the Lipper International Large-Cap Core Funds Average.

How is the Fund managed?

Quantitative Management Associates LLC (QMA) tries to outperform the MSCI EAFE ND Index by actively managing the Fund via a quantitative process that evaluates more than 1,000 stocks. Investing in both rapidly and slowly growing companies limits the Fund’s exposure to any particular style of investing and may reduce its volatility relative to the MSCI EAFE ND Index. When selecting stocks of more rapidly growing companies, QMA places a heavier emphasis on “news” or signals about their future growth prospects. For example, upward revisions in earnings forecasts by Wall Street analysts are used as an indication of good news. For slowly growing companies, QMA emphasizes attractive valuations and invests more heavily in stocks that are priced cheaply relative to their firms’ earnings prospects and book values.

What were conditions like in international stock markets?

Conditions in international stock markets deteriorated sharply, then improved markedly during the reporting period that began November 1, 2008. Initially, stock prices repeatedly came under pressure because a bursting housing bubble in the United States, among other factors, had undermined the value of the nation’s housing stock. Financial institutions around the world held vast amounts of debt securities linked to the troubled home mortgages that tumbled in value, putting them at risk. (Lehman Brothers, a major U.S. investment bank that was heavily involved in the mortgage-backed market, had declared bankruptcy shortly before the reporting period began.)

As the global financial infrastructure weakened, commercial banks in some countries became increasingly reluctant to lend to businesses and consumers, trade between nations suffered, and the global economy experienced its worst recession since World War II. Governments and central banks around the world employed unusual measures aimed at stimulating growth, encouraging lending, and improving financial regulation in their respective countries. Also leaders of the Group of 20 Nations greatly increased the International Monetary Fund’s financial capacity to respond to crises in economically developing countries.

A powerful rally in international stock markets began in March 2009 and continued during most of the remainder of the reporting period. The global economy had begun

Dryden International Equity Fund	5

Strategy and Performance Overview (continued)

to expand again, powered by improving conditions in emerging markets such as China and to a lesser extent in the United States and other developed nations. Though international stock markets sold off in October 2009, the MSCI EAFE ND Index, which tracks equity markets of economically developed nations other than the United States and Canada, still ended the reporting period with a double-digit gain. However, some of that gain reflected developments in the foreign exchange markets. The U.S. dollar had lost ground against many currencies during the reporting period, as the safe-haven appeal of the greenback faded and short-term interest rates in the United States remained at very low levels. Therefore, the return of some international stock markets increased when translated from their generally stronger currencies into the weaker U.S. dollar.

How did the various sectors of the international stock markets perform?

Returns of the stock markets that make up the MSCI EAFE ND Index varied widely. Equity markets of nations such as Australia and Hong Kong gained more than 60% for the reporting period. By contrast, the stock market of Ireland posted a double-digit loss. Ireland was hit particularly hard by the global financial crisis and suffered a deep downturn in its property and construction industry. From the perspective of market sectors, materials scored the strongest return followed by industrials, financials, consumer staples, telecommunications services, information technology, consumer discretionary, energy, healthcare, and utilities.

Among rapidly growing companies, which stocks or related-group of stocks contributed most and detracted most from the Fund’s return?

Among rapidly growing companies, a few of the largest contributors to the Fund’s return were shares of Wilmar International, which posted a triple-digit gain, and shares of Siemens and Alstom, both of which posted double-digit gains. Two of the largest detractors were shares of Tohoku Electric Power, which declined in value, and shares of Actelion, which posted only a single-digit gain. Also detracting was Shionogi & Co., which posted a gain for the year ended October 31, 2009 as a whole, but declined in value while the Fund held the stock.

Among slowly growing companies, which stocks or related-group of stocks contributed most and detracted most from the Fund’s return?

Among slowly growing companies, the largest contributors to the Fund’s return were mainly in the financial sector and included shares of Banco Santander, Deutsche Bank, and Barclays, all of which posted double-digit gains. The largest detractors were also primarily in the financial sector and included shares of Royal Bank of Scotland and Lloyds Banking, both of which suffered double-digit declines. Danske Bank, while it posted a gain for the year ended October 31, 2009, also was a significant detractor, as it suffered double-digit declines during the time the Fund held it.

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Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on May 1, 2009, at the beginning of the period, and held through the six-month period ended October 31, 2009. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of JennisonDryden funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs

Dryden International Equity Fund	7

Fees and Expenses (continued)

of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Dryden International Equity Fund		Beginning Account Value May 1, 2009	Ending Account Value October 31, 2009	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,305.40	1.38%	$8.02
	Hypothetical	$1,000.00	$1,018.25	1.38%	$7.02

Class B	Actual	$1,000.00	$1,302.10	2.08%	$12.07
	Hypothetical	$1,000.00	$1,014.72	2.08%	$10.56

Class C	Actual	$1,000.00	$1,302.10	2.08%	$12.07
	Hypothetical	$1,000.00	$1,014.72	2.08%	$10.56

Class F	Actual	$1,000.00	$1,302.10	1.83%	$10.62
	Hypothetical	$1,000.00	$1,015.98	1.83%	$9.30

Class L	Actual	$1,000.00	$1,302.50	1.58%	$9.17
	Hypothetical	$1,000.00	$1,017.24	1.58%	$8.03

Class M	Actual	$1,000.00	$1,302.10	2.08%	$12.07
	Hypothetical	$1,000.00	$1,014.72	2.08%	$10.56

Class X	Actual	$1,000.00	$1,302.10	2.08%	$12.07
	Hypothetical	$1,000.00	$1,014.72	2.08%	$10.56

Class Z	Actual	$1,000.00	$1,304.90	1.08%	$6.27
	Hypothetical	$1,000.00	$1,019.76	1.08%	$5.50

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2009, and divided by the 365 days in the Fund’s fiscal year ended October 31, 2009 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

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Portfolio of Investments

as of October 31, 2009

Shares	Description	Value (Note 1)

LONG-TERM INVESTMENTS 98.3%
COMMON STOCKS 98.0%

Australia 7.3%
18,995	AGL Energy, Ltd.	$235,446
52,920	Alumina, Ltd.(a)	77,659
56,373	Amp Limited	297,035
101,162	Australia & New Zealand Banking Group, Ltd.	2,063,312
145,378	AWB, Ltd.	158,742
187,743	BHP Billiton, Ltd.	6,157,338
353,598	BlueScope Steel, Ltd.	937,088
190,176	Brambles, Ltd.	1,198,941
95,420	Coca- Cola Amatil, Ltd.	907,186
52,215	Commonwealth Bank of Australia	2,412,930
206,454	Computershare, Ltd.	2,004,344
159,037	CSR, Ltd.	270,492
7,570	Energy Resources of Australia	156,338
89,807	Fairfax Media, Ltd.	127,271
498,718	Goodman Fielder, Ltd.	715,389
635,837	GPT Group	324,487
306,741	GPT Group(a)	—
54,192	Harvey Norman Holdings, Ltd.	191,987
334,289	Incitec Pivot, Ltd.	779,786
61,472	JB Hi-Fi, Ltd.	1,130,487
8,024	Leighton Holdings, Ltd.	254,808
26,556	Macquarie Airports Management, Ltd.	67,550
36,227	Macquarie Group, Ltd.	1,586,588
1,548,269	Macquarie Infrastructure Group	1,981,300
49,125	Metcash, Ltd.	206,540
145,895	National Australia Bank, Ltd.	3,854,785
117,854	OneSteel, Ltd.	319,967
26,123	Orica, Ltd.	554,143
334,588	Pacific Brands, Ltd.	389,597
463,948	Qantas Airways, Ltd.	1,153,604
34,576	QBE Insurance Group, Ltd.	696,319
55,957	Stockland	185,885
126,044	Straits Resources, Ltd	177,939
69,295	Suncorp-Metway, Ltd.	542,016
156,843	TABCORP Holdings, Ltd.	1,000,512
324,287	Tatts Group, Ltd.	718,040
45,074	Wesfarmers, Ltd.	1,124,743
27,441	Wesfarmers, Ltd. - PPS	687,523
172,135	Westpac Banking Corp.	4,023,240

See Notes to Financial Statements.

Dryden International Equity Fund	9

Portfolio of Investments

as of October 31, 2009 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Australia (cont’d.)
8,453	Woodside Petroleum, Ltd.	$354,565
83,752	Woolworths, Ltd.	2,143,706

		42,169,628

Austria 0.6%
35,919	Erste Group Bank AG	1,444,049
47,237	OMV AG	1,946,582

		3,390,631

Belgium 1.4%
11,179	Delhaize Group	759,410
322,777	Dexia SA(a)	2,682,911
15,470	Groupe Bruxelles Lambert SA	1,363,414
56,521	InBev NV	2,653,671
7,275	Nationale A Portefeuille	380,177

		7,839,583

Denmark 0.9%
12,551	Carlsberg A/S (Class B Stock)	879,947
68,819	Danske Bank A/S(a)	1,580,539
5,867	FLSmidth & Co. A/S	310,379
28,482	Novo Nordisk A/S (Class B Stock)	1,769,478
2,792	Topdanmark A/S(a)	402,575
2,391	William Demant Holding Group (The)(a)	170,009

		5,112,927

Finland 1.2%
27,835	Citycon Oyj	122,935
22,156	Fortum Oyj	524,406
19,961	Huhtamaki Oyj	269,807
89,390	Kone Oyj (Class B Stock)	3,337,459
60,759	Nokia Oyj	767,460
52,328	Wartsila Oyj	1,894,311

		6,916,378

France 9.5%
21,433	Air France-KLM(a)	328,608
42,021	Alstom SA	2,911,554
6,007	Arkema SA	229,316
61,544	AXA SA	1,530,609

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

France (cont’d.)
34,611	BNP Paribas	$2,607,390
11,754	Bureau Veritas S.A.	647,192
14,022	Casino Guichard Perrachon SA	1,114,208
13,646	Cie Generale d’Optique Essilor International SA	764,055
4,192	CNP Assurances	405,083
33,094	Compagnie Generale des Etablissements Michelin (Class B Stock)	2,451,504
42,220	Credit Agricole SA	808,731
41,209	European Aeronautic Defence and Space Co. NV	771,658
3,852	Fonciere Des Regions	424,573
109,688	France Telecom SA	2,717,932
15,859	GDF Suez SA	663,024
5,185	Gecina SA	551,589
1,600	Iliad SA	173,246
34,594	Lafarge SA	2,807,987
6,334	Neopost SA	554,313
1,798	Nexans SA	126,965
23,590	PPR	2,570,916
65,619	Safran SA	1,058,616
105,643	Sanofi-Aventis SA	7,743,855
23,992	Schneider Electric SA	2,494,899
71,926	SCOR SE	1,830,579
49,165	SES SA	1,065,295
4,064	Societe Des Autoroutes Paris-Rhin-Rhone	305,229
4,491	Societe Generale	298,291
134,064	Total SA	8,022,424
10,795	Unibail-Rodamco	2,390,504
15,280	Vinci SA	797,433
118,310	Vivendi	3,282,195

		54,449,773

Germany 6.9%
3,149	Aixtron AG	94,107
38,034	Allianz SE	4,356,807
35,529	BASF SE	1,912,287
43,035	Bayer AG	2,974,405
20,132	Bayerische Motoren Werke AG	982,901
3,879	Daimler AG	187,418
70,536	Deutsche Bank AG	5,056,804
148,970	E.ON AG	5,691,751
62,349	Hannover Rueckversicherung AG(a)	2,827,335

See Notes to Financial Statements.

Dryden International Equity Fund	11

Portfolio of Investments

as of October 31, 2009 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Germany (cont’d.)
133,844	Infineon Technologies AG(a)	$604,659
19,393	Linde AG	2,016,037
16,106	Muenchener Rueckversicherungs AG	2,557,882
48,023	RWE AG	4,198,120
42,639	SAP AG	1,930,398
16,521	Siemens AG	1,487,608
48,079	Suedzucker AG	993,814
72,231	United Internet AG(a)	936,233
5,179	Volkswagen AG	837,642

		39,646,208

Greece 1.3%
4,052	Alpha Bank AE(a)	78,123
129,970	Marfin Investment Group SA	517,854
64,210	National Bank of Greece SA(a)	2,347,539
74,809	OPAP SA	1,904,243
134,553	Public Power Corp SA(a)	2,744,489

		7,592,248

Hong Kong 3.1%
263,000	BOC Hong Kong Holdings, Ltd.	605,395
56,000	Cheung Kong Holdings, Ltd.	710,713
685,000	Hang Lung Properties, Ltd	2,588,733
18,700	Hang Seng Bank, Ltd.	264,177
139,500	Hong Kong Exchanges and Clearing, Ltd.	2,455,565
145,500	HongKong Electric Holdings	778,116
248,000	Hutchison Whampoa, Ltd.	1,740,684
123,000	Hysan Development Co., Ltd.	363,270
28,000	Jardine Matheson Holdings, Ltd.	839,440
560,000	New World Development Co., Ltd.	1,205,368
149,000	Sun Hung Kai Properties, Ltd.	2,257,425
78,500	Swire Pacific, Ltd. (Class A Stock)	956,638
23,000	VTech Holdings	191,687
311,000	Wharf Holdings, Ltd.	1,680,369
224,000	Wheelock & Co., Ltd.	719,658
93,000	Yue Yuen Industrial Holdings PLC	259,148

		17,616,386

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Italy 3.6%
107,937	Aem Torino SpA	$199,135
3,810	Atlantia SpA	90,093
45,703	Banca Popolare di Milano Scrl	340,046
19,684	Banco Popolare SC(a)	170,998
862,955	Enel SpA	5,134,844
143,478	ENI SpA	3,553,487
369,064	Intesa Sanpaolo SpA	1,203,418
802,777	Intesa Sanpaolo SpA - RNC(a)	3,378,471
30,423	Prysmian SpA	534,927
13,143	Saipem SpA	387,783
45,556	Snam Rete Gas SpA	220,956
671,391	Telecom Italia SpA	1,066,594
1,533,323	Telecom Italia SpA - RNC	1,687,402
855,022	UniCredit SpA(a)	2,864,499

		20,832,653

Japan 20.1%
11,600	Adeka Corp.	106,316
14,700	Aisin Seiki Co., Ltd.	373,756
92,000	Amada Co., Ltd.	562,838
16,700	Asahi Breweries, Ltd.	295,234
308,000	Asahi Glass Co., Ltd.	2,594,844
58,000	Asahi Kasei Corp.	287,397
31,700	Astellas Pharma, Inc.	1,167,316
6,700	Benesse Corp.	295,424
71,500	Bridgestone Corp.	1,179,086
16,600	Canon, Inc.	625,867
254	Central Japan Railway Co.	1,692,217
298,000	Cosmo Oil Co., Ltd.	782,809
19,000	Dai Nippon Printing Co., Ltd.	238,059
518,000	Daiwa Securities Group, Inc.	2,726,402
117,000	Denki Kagaku Kogyo K K	429,248
31,100	Denso Corp.	849,753
5,200	Diamond Lease CO, Ltd	154,886
11,800	Electric Power Development Co., Ltd.	363,828
12,000	Fast Retailing Co., Ltd.	1,975,121
537,000	Fujitsu, Ltd.	3,162,285
437,000	Fukuoka Financial Group, Inc.	1,597,841
27,000	Heiwa Corp.	264,320
34,000	Hino Motors, Ltd.	125,689

See Notes to Financial Statements.

Dryden International Equity Fund	13

Portfolio of Investments

as of October 31, 2009 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Japan (cont’d.)
92,000	Hitachi, Ltd.(a)	$297,055
369,000	Hokuhoku Financial Group, Inc.	799,606
186,000	Honda Motor Co., Ltd.	5,744,922
40,900	Hosiden Corp.	495,295
4,400	Ibiden Co., Ltd.	157,531
100,000	Isuzu Motors, Ltd.	211,435
320,000	ITOCHU Corp.	2,022,651
37	Japan Tobacco, Inc.	103,804
37,800	JFE Holdings, Inc.	1,231,327
31,100	JSR Corp.	606,556
12,000	Kagoshima Bank Ltd/The	88,614
127,000	Kamigumi Co., Ltd.	953,973
43,000	Kaneka Corp.	279,937
71,000	Kansai Electric Power Co., Inc. (The)	1,534,074
454	KDDI Corp.	2,409,598
22,000	Keisei Electric Railway Co., Ltd.	123,702
17,000	Kinden Corp.	138,065
9,000	Kirin Holdings Co., Ltd.	146,908
7,000	Kissei Pharmaceutical Co., Ltd.	155,765
2,700	K’S Holding Corp.	87,500
115,000	Kuraray Co., Ltd.	1,187,191
2,800	Kyocera Corp.	234,876
20,000	Kyorin Co., Ltd.	319,865
12,600	Lintec Corp.	223,102
9,000	Mabuchi Motor Co., Ltd.	430,673
236,222	Marubeni Corp.	1,168,727
10,400	Matsumotokiyoshi Holdings Co.	238,746
6,200	Miraca Holdings, Inc.	200,510
111,500	Mitsubishi Chemical Holdings Corp.	414,044
109,700	Mitsubishi Corp.	2,325,679
392,000	Mitsubishi Electric Corp.(a)	2,981,900
32,000	Mitsubishi Gas Chemical Co., Inc.	147,605
246,000	Mitsubishi Motors Corp.(a)	363,913
124,900	Mitsubishi UFJ Financial Group, Inc.	665,268
148,000	Mitsui & Co., Ltd.	1,943,677
43,600	Mitsumi Electric Co., Ltd.	879,511
20,300	Murata Manufacturing Co., Ltd.	990,470
230,000	NEC Corp.	653,740
45,000	NHK Spring Co., Ltd.	351,359
31,300	Nidec Corp.	2,642,745

See Notes to Financial Statements.

14	Visit our website at www.jennisondryden.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Japan (cont’d.)
9,500	Nintendo Co., Ltd.	$2,382,834
15,000	Nippo Corp.	115,715
254,000	Nippon Electric Glass Co., Ltd.	2,735,035
264,500	Nippon Mining Holdings, Inc.	1,179,992
610,000	Nippon Oil Corp.	3,005,931
2,900	Nippon Paper Group, Inc.	76,959
160,000	Nippon Soda Co, Ltd.	644,126
284,000	Nippon Steel Corp.	1,083,468
29,000	Nippon Synthetic Chemical Industry Co, Ltd.	212,987
93,900	Nippon Telegraph & Telephone Corp.	3,874,536
52,000	Nissan Chemical Industries, Ltd.	670,173
519,000	Nissan Motor Co., Ltd.(a)	3,755,558
2,900	Nissin Food Products	102,335
11,350	Nitori Co., Ltd.	923,043
22,300	NOK Corp.	295,882
2,090	Obic Co, Ltd	353,394
344,000	Osaka Gas Co., Ltd.	1,151,380
105,000	Panasonic Corp.	1,482,079
4,150	Point, Inc.	245,313
43,000	Resona Holdings, Inc.	511,988
10,200	Rohm Co., Ltd.	676,433
21,800	Sankyo Co., Ltd.	1,245,214
53,400	Sapporo Hokuyo Holdings, Inc.	180,256
4,000	Sawai Pharmaceutical Co., Ltd.	227,471
43,100	Secom Co., Ltd.	2,010,943
17,900	Seiko Epson Corp.	276,711
125,000	Sharp Corp.	1,333,674
570,000	Shinsei Bank, Ltd.(a)	743,612
68,500	Sony Corp.	2,022,723
244,600	Sumitomo Corp.	2,374,506
148,600	Sumitomo Electric Industries, Ltd.	1,803,227
171,000	Sumitomo Metal Mining Co., Ltd.	2,704,301
46,100	Sumitomo Mitsui Financial Group, Inc.	1,566,945
42,500	Sumitomo Rubber Industries, Inc.	391,779
21,000	Suruga Bank, Ltd.	189,730
78,900	Takeda Pharmaceutical Co., Ltd.	3,155,490
22,400	Terumo Corp.	1,179,019
5,900	Tokyo Steel Manufacturing	77,275
172,000	Toppan Printing Co., Ltd.	1,537,237
11,700	Toyoda Gosei Co, Ltd	327,995

See Notes to Financial Statements.

Dryden International Equity Fund	15

Portfolio of Investments

as of October 31, 2009 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Japan (cont’d.)
21,400	Toyota Industries Corp.	$579,605
157,534	Toyota Motor Corp.	6,218,961
4,540	Yamada Denki Co., Ltd.	276,652
16,000	Yamaguchi Financial Group, Inc.	152,866
33,400	Yamato Kogyo Co., Ltd.	1,002,332
49,400	Yamato Transport Co., Ltd.	728,746
15,000	Yaskawa Electric Corp.	117,990

		115,706,876

Netherlands 2.7%
82,579	Aegon NV(a)	586,925
23,484	Akzo Nobel NV	1,386,597
73,561	ArcelorMittal	2,489,491
25,216	Heineken Holding NV	981,047
22,276	Heineken NV	984,698
7,496	Imtech NV	190,544
218,645	ING Groep NV(a)	2,845,364
106,446	Koninklijke Ahold NV	1,340,812
10,323	Ordina NV(a)	63,872
64,386	Philips Electronics NV	1,617,429
48,244	Reed Elsevier NV	562,208
53,878	Royal KPN NV	977,278
10,475	TNT NV	277,794
35,639	Unilever NV	1,098,146

		15,402,205

Norway 0.9%
205,609	DnB NOR ASA(a)	2,355,363
302,200	Norsk Hydro ASA(a)	1,980,609
61,200	Telenor ASA(a)	789,109

		5,125,081

Portugal 0.7%
199,527	Banco Espirito Santo SA	1,472,617
268,722	Energias de Portugal SA	1,188,438
115,597	Portugal Telecom SGPS SA	1,321,332

		3,982,387

See Notes to Financial Statements.

16	Visit our website at www.jennisondryden.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Singapore 1.5%
112,000	Comfortdelgro Corp., Ltd.	$121,701
158,000	DBS Group Holdings, Ltd.	1,446,896
145,000	Fraser and Neave, Ltd.	394,785
315,120	Golden Agri-Resources, Ltd.(a)	94,836
9,000	Jardine Strategic Holdings, Ltd.	157,500
42,000	Kepple Corp, Ltd.	241,378
272,000	SembCorp Marine, Ltd.	663,448
63,000	United Overseas Bank, Ltd.	755,172
112,000	UOL Group, Ltd.	267,200
1,011,000	Wilmar International, Ltd.	4,457,458
58,000	Wing Tai Holdings, Ltd.	67,897

		8,668,271

Spain 5.4%
338,739	Banco Bilbao Vizcaya Argentaria SA	6,054,961
33,069	Banco Popular Espanol SA	294,566
597,692	Banco Santander SA(a)	9,618,211
13,722	Corp. Financiera Alba	716,225
74,382	Gas Natural SDG SA	1,494,391
133,621	Iberdrola SA	1,210,416
21,814	Obrascon Huarte Lain SA	579,603
129,321	Repsol YPF SA	3,442,692
282,490	Telefonica SA	7,888,954

		31,300,019

Sweden 2.0%
13,669	Alfa Laval AB	166,950
25,011	Atlas Copco AB (Class A Stock)	335,374
19,298	Electrolux AB(a)	462,553
10,955	Fabege AB	63,606
23,741	Hennes & Mauritz AB (Class B Stock)	1,348,528
44,295	PA Resources AB(a)	171,563
246,000	Svenska Cellulosa AB (Class B Stock)	3,380,298
11,763	Svenska Handelbanken AB (Class A Stock)	303,978
111,244	Swedbank AB (Class A Stock)	958,319
106,216	Swedish Match AB	2,179,938
272,936	TeliaSonera AB	1,809,003
15,696	Trelleborg AB (Class B)(a)	95,351

		11,275,461

See Notes to Financial Statements.

Dryden International Equity Fund	17

Portfolio of Investments

as of October 31, 2009 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Switzerland 7.1%
40,634	ABB Ltd.	$755,848
10,865	Actelion Ltd.(a)	598,911
1,338	Baloise Holding AG	114,562
115,736	Credit Suisse Group AG	6,186,920
4,461	Holcim Ltd.(a)	283,919
411	Lindt & Spruengli AG	865,337
169,938	Nestle SA	7,902,384
157,922	Novartis AG	8,223,655
35,356	Roche Holding AG	5,662,721
47,629	Swatch Group AG (The)	2,135,983
4,953	Swisscom AG	1,787,627
10,727	Synthes, Inc.	1,272,558
59,394	UBS AG(a)	990,380
18,293	Zurich Financial Services AG	4,188,961

		40,969,766

United Kingdom 21.8%
17,102	Anglo American PLC(a)	618,803
133,088	AstraZeneca PLC	5,974,532
369,354	Aviva PLC	2,309,633
49,702	BAE Systems PLC	255,572
41,306	Balfour Beatty PLC	179,572
1,017,061	Barclays PLC(a)	5,330,500
12,230	BG Group PLC	210,519
87,740	BHP Billiton PLC	2,364,151
1,126,286	BP PLC	10,553,609
48,199	Brit Insurance Holdings PLC	164,145
140,741	British American Tobacco PLC	4,484,859
875,806	BT Group PLC	1,876,814
15,947	Cape PLC(a)	65,388
29,435	Carnival PLC	912,525
276,441	Diageo PLC	4,502,688
220,107	Experian PLC	2,011,413
42,693	Fresnillo Plc	517,358
110,551	Friends Provident PLC	147,392
338,644	GlaxoSmithKline PLC	6,946,513
452,393	Home Retail Group PLC	2,153,243
911,865	HSBC Holdings PLC	10,076,224
144,161	Imperial Tobacco Group PLC	4,248,339
66,569	Kazakhmys PLC(a)	1,184,706

See Notes to Financial Statements.

18	Visit our website at www.jennisondryden.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

United Kingdom (cont’d.)
332,275	Kingfisher PLC	$1,214,505
2,489,185	Legal & General Group PLC	3,193,980
1,436,372	Lloyds Banking Group PLC(a)	2,025,242
32,560	Logica PLC	61,728
75,983	National Express Group PLC	404,177
433,382	National Grid PLC	4,293,030
14,929	New Cst PLC	88,603
59,567	Next PLC	1,747,536
1,099,379	Old Mutual PLC	1,908,104
214,706	Prudential PLC	1,950,262
95,387	Reckitt Benckiser Group PLC	4,738,343
79,525	Rio Tinto PLC	3,515,793
192,924	Royal Dutch Shell PLC (Class A Stock)	5,695,821
234,033	Royal Dutch Shell PLC (Class B Stock)	6,737,231
16,042	Scottish & Southern Energy PLC	283,138
32,665	Serco Group PLC	270,224
42,638	Severn Trent Plc	664,191
50,883	Standard Chartered PLC	1,248,264
168,144	Tesco PLC	1,121,135
91,272	Unilever PLC	2,726,829
4,288,721	Vodafone Group PLC	9,451,629
342,321	Xstrata PLC(a)	4,930,640

		125,358,903

	Total common stocks (cost $539,586,576)	563,355,384

PREFERRED STOCK 0.3%

Germany 0.3%
7,650	RWE AG	599,735
10,385	Volkswagen AG	1,025,919

	Total preferred stocks (cost $2,079,804)	1,625,654

RIGHT

Spain
603,239	Banco Santander SA(a) (cost $0)	106,531

	Total long-term investments (cost $541,666,380)	565,087,569

See Notes to Financial Statements.

Dryden International Equity Fund	19

Portfolio of Investments

as of October 31, 2009 continued

Principal Amount (000)	Description	Value (Note 1)

SHORT-TERM INVESTMENTS 0.8%
United States Government Security 0.4%

United States
$2,500	United States Treasury Bills, 0.294% 12/17/09(b)(c) (cost 2,499,073)	$2,499,875

Shares

Affiliated Money Market Mutual Fund 0.4%
2,557,540	Dryden Core Investment Fund - Taxable Money Market Series(d) (cost 2,557,540)	2,557,540

	Total short-term investments (cost $5,056,614)	5,057,415

	Total Investments(e) 99.1% (cost $546,722,993; Note 5)	570,144,984
	Other assets in excess of liabilities(f) 0.9%	5,067,051

	Net Assets 100.0%	$575,212,035

The following abbreviation was used in the portfolio description:

PPS—Partially Protected Shares

(a)	Non-income producing security.
(b)	Rate quoted represents yield-to-maturity as of purchase date.
(c)	All or portion of security segregated as collateral for financial futures contracts.
(d)	Prudential Investments LLC, the manager of the Fund also serves as the manager of the Dryden Core Investment Fund—Taxable Money Market Series.
(e)	As of October 31, 2009, 365 securities representing $563,984,098 and 98.0% of net assets were fair valued in accordance with the policies adopted by the Board of Directors.
(f)	Other assets in excess of liabilities included net unrealized depreciation on financial futures as follows:

See Notes to Financial Statements.

20	Visit our website at www.jennisondryden.com

Open futures contracts outstanding at October 31, 2009:

Number of Contracts	Type	Expiration Date	Value at October 31, 2009	Value at Trade Date	Unrealized Appreciation (Depreciation)
	Long Positions:
80	Nikkei 225	Dec. 09	3,896,000	3,957,675	$(61,675)
120	DJ Euro Stoxx 50 Index	Dec. 09	4,814,057	4,982,682	(168,625)
13	SPI 200 Futures Index	Dec. 09	1,352,741	1,336,620	16,121
9	FTSE 100 Index	Dec. 09	738,712	761,214	(22,502)

					$(236,681)

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

See Notes to Financial Statements.

Dryden International Equity Fund	21

Portfolio of Investments

as of October 31, 2009 continued

The following is a summary of the inputs used as of October 31, 2009 in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Australia	$—	$42,169,628	$—
Austria	—	3,390,631	—
Belgium	—	7,839,583	—
Denmark	—	5,112,927	—
Finland	—	6,916,378	—
France	—	54,449,773	—
Germany	—	39,646,208	—
Greece	—	7,592,248	—
Hong Kong	839,440	16,776,946	—
Italy	—	20,832,653	—
Japan	—	115,706,876	—
Netherlands	—	15,402,205	—
Norway	—	5,125,081	—
Portugal	—	3,982,387	—
Singapore	157,500	8,510,771	—
Spain	—	31,300,019	—
Sweden	—	11,275,461	—
Switzerland	—	40,969,766	—
United Kingdom	—	125,358,903	—
Preferred Stocks
Germany	—	1,625,654	—
Rights
Spain	106,531	—	—
Affiliated Money Market Mutual Fund	2,557,540	—	—
United States Government Security	—	2,499,875	—

	3,661,011	566,483,973	—
Other Financial Instruments*	(236,681)	—	—

Total	$3,424,330	$566,483,973	$—

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

As of October 31, 2008 and October 31, 2009, the Fund had one Level 3 security with a fair value of $0.

See Notes to Financial Statements.

22	Visit our website at www.jennisondryden.com

The industry classification of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of October 31, 2009 was as follows:

Commercial Banks	14.2%
Oil, Gas & Consumable Fuels	8.0
Pharmaceuticals	7.7
Metals & Mining	5.4
Insurance	5.2
Diversified Telecommunication Services	4.5
Automobiles	3.4
Electric Utilities	3.3
Food Products	3.3
Capital Markets	3.0
Chemicals	2.1
Wireless Telecommunication Services	2.1
Beverages	2.0
Electrical Equipment	2.0
Real Estate Management & Development	1.9
Tobacco	1.9
Multi-Utilities	1.7
Trading Companies & Distributors	1.7
Electronic Equipment & Instruments	1.6
Food & Staples Retailing	1.5
Diversified Financial Services	1.4
Specialty Retail	1.3
Auto Components	1.2
Industrial Conglomerates	1.2
Machinery	1.2
Commercial Services & Supplies	0.9
Household Durables	0.9
Media	0.9
Hotels, Restaurants & Leisure	0.8
Household Products	0.8
Multiline Retail	0.8
Computers & Peripherals	0.7
Real Estate Investment Trusts (REITs)	0.7
Software	0.7
Healthcare Equipment & Supplies	0.6
Paper & Forest Products	0.6
Transportation Infrastructure	0.6
Construction Materials	0.5
Gas Utilities	0.5
Professional Services	0.5
Aerospace & Defense	0.4
Affiliated Money Market Mutual Fund	0.4
Building Products	0.4
Construction & Engineering	0.4
Internet & Catalog Retail	0.4
IT Services	0.4

See Notes to Financial Statements.

Dryden International Equity Fund	23

Portfolio of Investments

as of October 31, 2009 continued

Industry (cont’d.)
Road & Rail	0.4
Textiles, Apparel & Luxury Goods	0.4
U.S. Government Security	0.4
Airlines	0.3
Leisure Equipment & Products	0.3
Air Freight & Logistics	0.2
Communications Equipment	0.2
Internet Software & Services	0.2
Office Electronics	0.2
Semiconductors & Semiconductor Equipment	0.2
Biotechnology	0.1
Distributors	0.1
Diversified Consumer Services	0.1
Energy Equipment & Services	0.1
Independent Power Producers & Energy Traders	0.1
Water Utilities	0.1

99.1
Other assets in excess of liabilities	0.9

100.0%

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are commodity risk, credit risk, equity risk, foreign exchange risk and interest rate risk. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of October 31, 2009 as presented in the Statement of Assets and Liabilities:

Derivatives not designated as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value

Equity contracts	N/A	N/A	Due to broker - variation margin	236,681	*

*	Includes cumulative appreciation/depreciation on futures contracts as reported in Portfolio of Investments. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

See Notes to Financial Statements.

24	Visit our website at www.jennisondryden.com

The effects of derivative instruments on the Statement of Operations for the year ended October 31, 2009 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Futures

Equity contracts	$1,293,729

A Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Futures

Equity contracts	$675,482

For the year ended October 31, 2009, the average value at trade date for futures contracts was $12,411,892.

See Notes to Financial Statements.

Dryden International Equity Fund	25

Statement of Assets and Liabilities

as of October 31, 2009

Assets
Investments, at value:
Unaffiliated investments (cost $544,165,453)	$567,587,444
Affiliated investments (cost $2,557,540)	2,557,540
Foreign currency, at value (cost $3,663,381)	3,674,961
Foreign tax reclaim receivable	1,723,359
Dividends receivable	1,029,224
Receivable for Series shares sold	411,336
Prepaid expenses	10,560

Total assets	576,994,424

Liabilities
Accrued expenses	435,533
Management fee payable	405,449
Payable for Series shares reacquired	380,004
Due to broker—variation margin	238,888
Affiliated transfer agent fee payable	184,093
Distribution fee payable	128,591
Deferred directors’ fees	9,831

Total liabilities	1,782,389

Net Assets	$575,212,035

Net assets were comprised of:
Common stock, at par	$997,203
Paid-in capital in excess of par	887,580,688

888,577,891
Undistributed net investment income	8,308,500
Accumulated net realized loss on investments and foreign currency transactions	(345,029,054)
Net unrealized appreciation on investments and foreign currencies	23,354,698

Net assets, October 31, 2009	$575,212,035

See Notes to Financial Statements.

26	Visit our website at www.jennisondryden.com

Class A
Net asset value and redemption price per share ($275,992,530 ÷ 47,855,092 shares of common stock issued and outstanding)	$5.77
Maximum sales charge (5.50% of offering price)	.34

Maximum offering price to public	$6.11

Class B
Net asset value, offering price and redemption price per share ($9,975,986 ÷ 1,794,884 shares of common stock issued and outstanding)	$5.56

Class C
Net asset value, offering price and redemption price per share ($29,325,647 ÷ 5,278,570 shares of common stock issued and outstanding)	$5.56

Class F
Net asset value, offering price and redemption price per share ($5,225,862 ÷ 939,758 shares of common stock issued and outstanding)	$5.56

Class L
Net asset value and redemption price per share ($12,341,616 ÷ 2,138,673 shares of common stock issued and outstanding)	$5.77
Maximum sales charge (5.75% of offering price)	.35

Maximum offering price to public	$6.12

Class M
Net asset value, offering price and redemption price per share ($6,621,640 ÷ 1,191,272 shares of common stock issued and outstanding)	$5.56

Class X
Net asset value, offering price and redemption price per share ($5,957,529 ÷ 1,071,792 shares of common stock issued and outstanding)	$5.56

Class Z
Net asset value, offering price and redemption price per share ($229,771,225 ÷ 39,450,245 shares of common stock issued and outstanding)	$5.82

See Notes to Financial Statements.

Dryden International Equity Fund	27

Statement of Operations

Year Ended October 31, 2009

Net Investment Income
Income
Unaffiliated dividends (net of foreign withholding taxes of $1,418,426)	$16,212,293
Affiliated dividend income	16,526
Interest	5,430

Total income	16,234,249

Expenses
Management fee	3,992,165
Distribution fee—Class A	722,253
Distribution fee—Class B	92,295
Distribution fee—Class C	266,774
Distribution fee—Class F	43,273
Distribution fee—Class L	56,251
Distribution fee—Class M	79,570
Distribution fee—Class X	66,110
Transfer agent's fees and expenses (including affiliated expense of $764,681)	1,452,000
Custodian's fees and expenses	300,000
Registration fees	105,000
Reports to shareholders	87,000
Directors' fees	34,000
Audit fee	28,000
Legal fees and expenses	21,000
Insurance	16,000
Loan interest expense (Note 7)	18
Miscellaneous	86,696

Total expenses	7,448,405

Net investment income	8,785,844

Realized And Unrealized Gain (Loss) On Investments, Futures And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	(205,391,576)
Foreign currency transactions	336,976
Financial futures contracts transactions	1,293,729

(203,760,871)

Net change in unrealized appreciation (depreciation) on:
Investments	307,821,580
Foreign currencies	212,601
Financial futures contracts	675,482

308,709,663

Net gain on investments and foreign currency transactions	104,948,792

Net Increase In Net Assets Resulting From Operations	$113,734,636

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended October 31,
	2009	2008
Increase (Decrease) In Net Assets
Operations
Net investment income	$8,785,844	$16,953,614
Net realized loss on investments and foreign currency transactions	(203,760,871)	(55,216,813)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	308,709,663	(532,232,109)

Net increase (decrease) in net assets resulting from operations	113,734,636	(570,495,308)

Dividends from net investment income (Note 1)
Class A	(8,495,865)	(7,314,517)
Class B	(243,083)	(199,992)
Class C	(707,927)	(472,516)
Class F	(192,959)	(224,776)
Class L	(383,035)	(345,613)
Class M	(258,869)	(386,635)
Class X	(200,563)	(157,564)
Class Z	(6,584,652)	(5,444,485)

	(17,066,953)	(14,546,098)

Dividends from net realized gains (Note 1)
Class A	—	(18,226,674)
Class B	—	(1,047,055)
Class C	—	(2,473,843)
Class F	—	(880,589)
Class L	—	(1,091,678)
Class M	—	(2,024,217)
Class X	—	(824,920)
Class Z	—	(11,586,026)

	—	(38,155,002)

Series share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	73,397,047	105,324,246
Net asset value of shares issued in reinvestment of dividends	16,444,537	50,789,048
Cost of shares reacquired	(108,323,489)	(212,287,955)

Net decrease in net assets from Series share transactions	(18,481,905)	(56,174,661)

Total increase (decrease)	78,185,778	(679,371,069)

Net Assets
Beginning of year	497,026,257	1,176,397,326

End of year(a)	$575,212,035	$497,026,257

(a) Includes undistributed net investment income of:	$8,308,500	$16,092,486

See Notes to Financial Statements.

Dryden International Equity Fund	29

Notes to Financial Statements

Prudential World Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as an open-end, diversified management investment company and currently consists of three series: Dryden International Equity Fund (the “Series”), Dryden International Value Fund and Jennison Global Infrastructure Fund. These financial statements relate to the Dryden International Equity Fund. The financial statements of the other series are not presented herein. The Series commenced investment operations in March 2000. The investment objective of the Series is to achieve long-term growth of capital. The Series seeks to achieve its objective primarily through investment in equity-related securities of foreign issuers.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund and the Series in the preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities traded via Nasdaq are valued at the official closing price (“NOCP”) on the day of valuation, or if there was no NOCP, at the last sale price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”), in consultation with the subadvisers, to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Options on securities and indices traded on an exchange are valued at the last sale price as of the close of trading on the applicable exchange or, if there was no sale, at the mean between the most recently quoted bid and asked prices on such exchange. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities for which reliable market quotations

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are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Fund’s normal pricing time, are valued at fair value in accordance with the Board of Directors’ approved fair valuation procedures. When determining the fair valuation of securities some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Short-term securities which mature in 60 days or less are valued at amortized cost, which approximates market value. The amortized cost method includes valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term debt securities that mature in more than 60 days are valued at current market quotations.

Foreign Currency Translation: The books and records of the Series are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities-at the current rates of exchange.

(ii) purchases and sales of investment securities, income and expenses-at the rate of exchange prevailing on the respective dates of such transactions.

The Series does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long term securities held at the end of the fiscal year. Similarly, the Series does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the fiscal year. Accordingly, realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Dryden International Equity Fund	31

Notes to Financial Statements

continued

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Series’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at fiscal year end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political or economic instability, or the level of governmental supervision and regulation of foreign securities markets.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Expenses are recorded on the accrual basis.

Net investment income or loss (other than distribution fees which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Series each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain or loss on financial futures transactions. The Series invest in financial futures contracts in

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order to hedge its existing portfolio securities, or securities the Series intends to purchase, against fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates. Should interest rates move unexpectedly, the Series may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

Dividends and Distributions: The Series expects to pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles, are recorded on the ex-dividend date.

Taxes: For federal income tax purposes, each Series in the Fund is treated as a separate taxpaying entity. It is each Series’ policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends are recorded net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement for the Series with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PI entered into a subadvisory agreement with Quantitative Management Associates LLC (QMA). The subadvisory agreement provides that QMA furnishes investment advisory services in connection with the management of the Series. In connection therewith, QMA is obligated to keep certain books and records of the Series. PI pays for the services of QMA, the cost of compensation of officers of the Series, occupancy and certain clerical and bookkeeping costs of the Series. The Series bears all other costs and expenses.

Dryden International Equity Fund	33

Notes to Financial Statements

continued

The management fee paid to PI is computed daily and payable monthly, at an annual rate of ..85 of 1% of the average daily net assets of the Series up to and including $300 million, .75 of 1% of the average daily net assets in excess of $300 million up to and including $1.5 billion and .70 of 1% of the Series’ average daily net assets over $1.5 billion. The effective management fee was .81% for the year ended October 31, 2009.

The Series has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”) which acts as the distributor of Class A, Class B, Class C, Class F, Class L, Class M, Class X, and Class Z shares of the Series. The Series compensates PIMS for distributing and servicing the Series’ Class A, Class B, Class C, Class F, Class L, Class M and Class X shares, pursuant to a plan of distribution, (the “Class A, B, C, F, L, M and X Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor for Class Z shares of the Series.

Pursuant to the Class A, B, C, F, L, M and X Plans, the Series compensates PIMS for distribution related activities at an annual rate of up to .30 of 1%, 1%, 1%, .75 of 1%, .50 of 1%, 1%, and 1% of the average daily net assets of the Class A, B, C, F, L, M, and X shares, respectively.

PIMS has advised the Series that they received $75,760 in front-end sales charges resulting from sales of Class A shares during the year ended October 31, 2009. From these fees, PIMS paid such sales charges to broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Series that for the year ended October 31, 2009 it received $519, $19,986, $1,417, $7,406, $12,269 and $7,717 in contingent deferred sales charges imposed upon redemptions by certain Class A, Class B, Class C, Class F, Class M, and Class X shareholders, respectively.

PI, QMA and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

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Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Series’ transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Series pays networking fees to affiliated and unaffiliated broker/dealers, including fees relating to the services of Wells Fargo Advisors, LLC (“Wells Fargo”) and First Clearing, LLC (“First Clearing”), affiliates of Pl. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. For the year ended October 31, 2009, the Series incurred approximately $257,600 in total networking fees, of which approximately $129,800 was paid to First Clearing. These amounts are included in transfer agents’s fees and expenses on the Statement of Operations.

The Series invests in the Taxable Money Market Series, a portfolio of the Dryden Core Investment Fund. The Taxable Money Market Series is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI.

Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended October 31, 2009 aggregated $367,619,325 and $387,588,417, respectively.

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income, accumulated net realized loss on investments and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in-capital in excess of par, undistributed net investment income and accumulated net realized loss on investments and foreign currency transactions. For the year ended October 31, 2009, the adjustments were to increase undistributed net investment income by $497,123, decrease accumulated net realized loss on investments and foreign currency transactions by $77,530,675 and decrease paid-in-capital in excess of par by $78,027,798, due to the difference in the treatment

Dryden International Equity Fund	35

Notes to Financial Statements

continued

for book and tax purposes of certain transactions involving foreign securities and currencies, investments in passive foreign investment companies, expiration of capital loss carryforward and other book to tax adjustments. Net investment income, net realized loss and net assets were not affected by this change.

As of October 31, 2009, the Series had undistributed ordinary income of $8,814,061 on a tax basis.

For the year ended October 31, 2009, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets was $17,066,953. For the year ended October 31, 2008, the tax character of dividends paid were $14,546,098 from ordinary income and $38,155,002 from long term capital gains.

As of October 31, 2009, the Fund had a capital loss carryforward for tax purposes of approximately $323,474,000 of which $72,865,000 expires in 2010 and $11,426,000 expires in 2011, $55,105,000 expires in 2016 and $184,078,000 expires in 2017. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such carryforward. It is uncertain whether the Fund will be able to realize the full benefit prior to expiration dates. During the year ended October 31, 2009, approximately $78,028,000 of the capital loss carryforward expired unused.

The United States federal income tax basis of the Series’ investments and the net unrealized appreciation as of October 31, 2009 was as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation	Other Cost Basis Adjustments	Total Net Unrealized Appreciation
$568,838,110	$59,362,939	$(58,056,065)	$1,306,874	$(3,303)	$1,303,571

The difference between book and tax basis is primarily attributable to deferred losses on wash sales and mark to market of open passive foreign investment companies. The other cost basis adjustments are primarily attributable to appreciation (depreciation) of foreign currency and mark-to-market of receivables and payables.

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years and has concluded that as of October 31, 2009, no provision for income tax would be required in the Funds’ financial statements. The

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Fund’s federal and state income tax excise returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the internal Revenue Service and state departments of revenue.

Note 6. Capital

The Series offers Class A, B, C, F, L, M, X and Z shares. Class A and L shares are sold with a front-end sales charge of up to 5.50% and 5.75%, respectively. All investors who purchase Class A and L shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential. Class B and F shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class B and F shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Class C shares are sold with a contingent deferred sales charge of 1% during the first 12 months. Class M and X shares are sold with a contingent deferred sales charge which declines from 6% to zero depending on the period of time the shares are held. Class M and X shares will automatically convert to Class A shares on a quarterly basis approximately eight and ten years after purchase, respectively. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

Dryden International Equity Fund	37

Notes to Financial Statements

continued

There are 1 billion authorized shares of $.01 par value common stock, divided equally into eight classes, designated Class A, Class B, Class C, Class F, Class L, Class M, Class X and Class Z common stock.

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended October 31, 2009:
Shares sold	2,009,357	$9,567,580
Shares issued in reinvestment of dividends	1,757,472	7,961,349
Shares reacquired	(9,646,158)	(45,051,592)

Net increase (decrease) in shares outstanding before conversion	(5,879,329)	(27,522,663)
Shares issued upon conversion from Class B, F, M and X	2,392,167	11,305,239

Net increase (decrease) in shares outstanding	(3,487,162)	$(16,217,424)

Year ended October 31, 2008:
Shares sold	2,709,690	$22,634,760
Shares issued in reinvestment of dividends	2,610,576	24,121,298
Shares reacquired	(11,645,109)	(91,054,214)

Net increase (decrease) in shares outstanding before conversion	(6,324,843)	(44,298,156)
Shares issued upon conversion from Class B, F, M and X	4,495,399	37,294,619

Net increase (decrease) in shares outstanding	(1,829,444)	$(7,003,537)

Class B
Year ended October 31, 2009:
Shares sold	255,895	$1,165,887
Shares issued in reinvestment of dividends	52,248	229,892
Shares reacquired	(449,135)	(1,984,539)

Net increase (decrease) in shares outstanding before conversion	(140,992)	(588,760)
Shares reacquired upon conversion into Class A	(495,244)	(2,234,431)

Net increase (decrease) in shares outstanding	(636,236)	$(2,823,191)

Year ended October 31, 2008:
Shares sold	348,687	$2,819,993
Shares issued in reinvestment of dividends	130,229	1,162,854
Shares reacquired	(718,532)	(5,470,446)

Net increase (decrease) in shares outstanding before conversion	(239,616)	(1,487,599)
Shares reacquired upon conversion into Class A	(589,276)	(4,771,597)

Net increase (decrease) in shares outstanding	(828,892)	$(6,259,196)

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Class C	Shares	Amount
Year ended October 31, 2009:
Shares sold	286,313	$1,343,637
Shares issued in reinvestment of dividends	152,369	668,901
Shares reacquired	(1,424,303)	(6,485,180)

Net increase (decrease) in shares outstanding	(985,621)	$(4,472,642)

Year ended October 31, 2008:
Shares sold	377,612	$3,025,201
Shares issued in reinvestment of dividends	311,077	2,777,913
Shares reacquired	(1,858,419)	(14,172,836)

Net increase (decrease) in shares outstanding	(1,169,730)	$(8,369,722)

Class F
Year ended October 31, 2009:
Shares sold	88	$3,278
Shares issued in reinvestment of dividends	43,255	189,888
Shares reacquired	(257,755)	(1,126,509)

Net increase (decrease) in shares outstanding before conversion	(214,412)	(933,343)
Shares reacquired upon conversion into Class A	(616,155)	(2,809,644)

Net increase (decrease) in shares outstanding	(830,567)	$(3,742,987)

Year ended October 31, 2008:
Shares sold	2,157	$17,909
Shares issued in reinvestment of dividends	121,734	1,087,084
Shares reacquired	(435,182)	(3,364,771)

Net increase (decrease) in shares outstanding before conversion	(311,291)	(2,259,778)
Shares reacquired upon conversion into Class A	(759,491)	(6,110,171)

Net increase (decrease) in shares outstanding	(1,070,782)	$(8,369,949)

Class L
Year ended October 31, 2009:
Shares sold	14,999	$77,524
Shares issued in reinvestment of dividends	82,737	375,628
Shares reacquired	(592,276)	(2,726,637)

Net increase (decrease) in shares outstanding	(494,540)	$(2,273,485)

Year ended October 31, 2008:
Shares sold	12,228	$110,917
Shares issued in reinvestment of dividends	151,189	1,398,500
Shares reacquired	(817,259)	(6,320,098)

Net increase (decrease) in shares outstanding	(653,842)	$(4,810,681)

Dryden International Equity Fund	39

Notes to Financial Statements

continued

Class M	Shares	Amount
Year ended October 31, 2009:
Shares sold	20,146	$87,325
Shares issued in reinvestment of dividends	55,502	244,211
Shares reacquired	(495,555)	(2,164,815)

Net increase (decrease) in shares outstanding before conversion	(419,907)	(1,833,279)
Shares reacquired upon conversion into Class A	(876,961)	(3,992,545)

Net increase (decrease) in shares outstanding	(1,296,868)	$(5,825,824)

Year ended October 31, 2008:
Shares sold	80,564	$678,489
Shares issued in reinvestment of dividends	251,945	2,249,872
Shares reacquired	(1,408,540)	(11,215,334)

Net increase (decrease) in shares outstanding before conversion	(1,076,031)	(8,286,973)
Shares reacquired upon conversion into Class A	(3,196,971)	(25,657,868)

Net increase (decrease) in shares outstanding	(4,273,002)	$(33,944,841)

Class X
Year ended October 31, 2009:
Shares sold	28,389	$134,934
Shares issued in reinvestment of dividends	44,577	196,141
Shares reacquired	(375,394)	(1,659,860)

Net increase (decrease) in shares outstanding before conversion	(302,428)	(1,328,785)
Shares reacquired upon conversion into Class A	(491,114)	(2,268,619)

Net increase (decrease) in shares outstanding	(793,542)	$(3,597,404)

Year ended October 31, 2008:
Shares sold	17,642	$150,944
Shares issued in reinvestment of dividends	108,194	966,172
Shares reacquired	(660,861)	(5,104,885)

Net increase (decrease) in shares outstanding before conversion	(535,025)	(3,987,769)
Shares reacquired upon conversion into Class A	(118,987)	(754,983)

Net increase (decrease) in shares outstanding	(654,012)	$(4,742,752)

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Class Z	Shares	Amount
Year ended October 31, 2009:
Shares sold	12,836,654	$61,016,882
Shares issued in reinvestment of dividends	1,439,502	6,578,527
Shares reacquired	(9,854,550)	(47,124,357)

Net increase (decrease) in shares outstanding	4,421,606	$20,471,052

Year ended October 31, 2008:
Shares sold	9,842,191	$75,886,033
Shares issued in reinvestment of dividends	1,826,755	17,025,355
Shares reacquired	(10,016,650)	(75,585,371)

Net increase (decrease) in shares outstanding	1,652,296	$17,326,017

Note 7. Borrowing

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with two banks. The SCA provides for a commitment of $500 million. Interest on any borrowings under the SCA is incurred at contracted market rates and a commitment fee for the unused amount is accrued daily and paid quarterly. Effective October 22, 2009 the Funds renewed the SCA with the banks. The commitment under the renewed SCA continues to be $500 million. The Funds pay a commitment fee of ..15 of 1% of the unused portion of the SCA. The expiration date of the SCA is October 20, 2010. For the period from October 24, 2008 through October 21, 2009, the Funds paid a commitment fee of .13 of 1% of the unused portion of the agreement. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions.

The Fund utilized the line of credit during the year ended October 31, 2009. The average balance for 1 day the Fund had loans outstanding during the period was $588,000 at a weighted average interest rate of 1.22%.

Note 8. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through December 23, 2009, the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

Dryden International Equity Fund	41

Financial Highlights

Class A
Year Ended October 31, 2009(c)
Per Share Operating Performance:
Net Asset Value, Beginning of Year	$4.80

Income (loss) from investment operations:
Net investment income	.08
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.06

Total from investment operations	1.14

Less Dividends:
Dividends from net investment income	(.17)
Distributions from net realized gains	—

Total dividends and distributions	(.17)

Net asset value, end of year	$5.77

Total Return(a):	24.65%
Ratios/Supplemental Data:
Net assets, end of year (000)	$275,993
Average net assets (000)	$240,744
Ratios to average net assets(e):
Expenses, including distribution and service (12b-1) fees(d)	1.54%
Expenses, excluding distribution and service (12b-1) fees	1.24%
Net investment income	1.75%
For Class A, B, C, F, L, M, X and Z shares:
Portfolio turnover rate	76%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends. Total return may reflect adjustments to conform to generally accepted accounting principles.
(b)	Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios (both including and excluding distribution and service (12b-1) fees) and the net investment income ratios would have been 1.68%, 1.43% and 1.02%, respectively for the year ended October 31, 2005.
(c)	Calculated based on average shares outstanding during the year.
(d)	The distributor of the series has contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares through February 28, 2008.
(e)	Does not include the expenses of the underlying funds in which the Series invests.

See Notes to Financial Statements.

42	Visit our website at www.jennisondryden.com

Class A
Year Ended October 31,
2008(c)	2007(c)	2006	2005

$10.49	$8.54	$6.84	$5.75

.16	.16	.08	.06

(5.37)	1.92	1.66	1.09

(5.21)	2.08	1.74	1.15

(.14)	(.13)	(.04)	(.06)
(.34)	—	—	—

(.48)	(.13)	(.04)	(.06)

$4.80	$10.49	$8.54	$6.84

(51.87)%	24.68%	25.55%	20.13%

$246,234	$557,878	$67,123	$38,323
$438,831	$438,194	$52,174	$30,177

1.43%	1.34%	1.40%	1.57	%(b)
1.15%	1.09%	1.15%	1.32	%(b)
1.94%	1.60%	1.23%	1.13	%(b)

74%	114%	60%	41%

See Notes to Financial Statements.

Dryden International Equity Fund	43

Financial Highlights

continued

Class B
Year Ended October 31, 2009(c)
Per Share Operating Performance:
Net Asset Value, Beginning of Year	$4.61

Income (loss) from investment operations:
Net investment income	.05
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.02

Total from investment operations	1.07

Less Dividends:
Dividends from net investment income	(.12)
Distributions from net realized gains	—

Total dividends and distributions	(.12)

Net asset value, end of year	$5.56

Total Return(a):	23.82%
Ratios/Supplemental Data:
Net assets, end of year (000)	$9,976
Average net assets (000)	$9,229
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees	2.24%
Expenses, excluding distribution and service (12b-1) fees	1.24%
Net investment income	1.06%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends. Total return may reflect adjustments to conform to generally accepted accounting principles.
(b)	Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios (both including and excluding distribution and service (12b-1) fees) and the net investment income ratios would have been 2.43%, 1.43% and .28%, respectively for the year ended October 31, 2005.
(c)	Calculated based on average shares outstanding during the year.
(d)	Does not include the expenses of the underlying funds in which the Series invests.

See Notes to Financial Statements.

44	Visit our website at www.jennisondryden.com

Class B
Year Ended October 31,
2008(c)	2007(c)	2006	2005

$10.09	$8.22	$6.59	$5.55

.09	.06	.04	.02
(5.16)	1.88	1.59	1.04

(5.07)	1.94	1.63	1.06

(.07)	(.07)	—	(.02)
(.34)	—	—	—

(.41)	(.07)	—	(.02)

$4.61	$10.09	$8.22	$6.59

(52.22)%	23.73%	24.73%	19.08%

$11,205	$32,905	$46,330	$42,878
$22,786	$39,205	$45,041	$44,159

2.15%	2.09%	2.15%	2.32	%(b)
1.15%	1.09%	1.15%	1.32	%(b)
1.17%	.67%	.46%	.37	%(b)

See Notes to Financial Statements.

Dryden International Equity Fund	45

Financial Highlights

continued

Class C
Year Ended October 31, 2009(c)
Per Share Operating Performance:
Net Asset Value, Beginning of Year	$4.61

Income (loss) from investment operations:
Net investment income	.05
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.02

Total from investment operations	1.07

Less Dividends:
Dividends from net investment income	(.12)
Distributions from net realized gains	—

Total dividends and distributions	(.12)

Net asset value, end of year	$5.56

Total Return(a):	23.83%
Ratios/Supplemental Data:
Net assets, end of year (000)	$29,326
Average net assets (000)	$26,677
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees	2.24%
Expenses, excluding distribution and service (12b-1) fees	1.24%
Net investment income	1.06%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends. Total return may reflect adjustments to conform to generally accepted accounting principles.
(b)	Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios (both including and excluding distribution and service (12b-1) fees) and the net investment income ratios would have been 2.43%, 1.43% and .28%, respectively for the year ended October 31, 2005.
(c)	Calculated based on average shares outstanding during the year.
(d)	Does not include the expenses of the underlying funds in which the Series invests.

See Notes to Financial Statements.

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Class C
Year Ended October 31,
2008(c)	2007(c)	2006	2005

$10.09	$8.22	$6.59	$5.55

.09	.10	.04	.02

(5.16)	1.84	1.59	1.04

(5.07)	1.94	1.63	1.06

(.07)	(.07)	—	(.02)
(.34)	—	—	—

(.41)	(.07)	.00	(.02)

$4.61	$10.09	$8.22	$6.59

(52.22)%	23.73%	24.73%	19.08%

$28,858	$75,010	$13,825	$12,779
$55,111	$53,765	$13,478	$13,700

2.15%	2.09%	2.15%	2.32	%(b)
1.15%	1.09%	1.15%	1.32	%(b)
1.19%	1.03%	.47%	.37	%(b)

See Notes to Financial Statements.

Dryden International Equity Fund	47

Financial Highlights

continued

Class F
Year Ended October 31, 2009(d)
Per Share Operating Performance:
Net Asset Value, Beginning of Period	$4.62

Income from investment operations:
Net investment income	.06
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.01

Total from investment operations	1.07

Less Dividends:
Dividends from net investment income	(.13)
Distributions from net realized gains	—

Total dividends and distributions	(0.13)

Net asset value, end of period	$5.56

Total Return(b):	24.04%
Ratios/Supplemental Data:
Net assets, end of period (000)	$5,226
Average net assets (000)	$5,769
Ratios to average net assets(e):
Expenses, including distribution and service (12b-1) fees	1.99%
Expenses, excluding distribution and service (12b-1) fees	1.24%
Net investment income	1.35%

(a)	Inception date of Class F shares.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends. Total return may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than a full year are not annualized.
(c)	Annualized.
(d)	Calculated based on average shares outstanding during the period.
(e)	Does not include the expenses of the underlying funds in which the Series invests.

See Notes to Financial Statements.

48	Visit our website at www.jennisondryden.com

Class F
Year Ended October 31, 2008(d)	December 18, 2006(a) Through October 31, 2007(d)

$10.11	$8.56

.11	.09

(5.17)	1.46

(5.06)	1.55

(.09)	—
(.34)	—

(0.43)	—

$4.62	$10.11

(52.10)%	18.11%

$8,171	$28,728
$18,310	$33,219

1.90%	1.84	%(c)
1.15%	1.09	%(c)
1.37%	1.13	%(c)

See Notes to Financial Statements.

Dryden International Equity Fund	49

Financial Highlights

continued

Class L
Year Ended October 31, 2008(d)
Per Share Operating Performance:
Net Asset Value, Beginning of Period	$4.79

Income from investment operations:
Net investment income	.07
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.06

Total from investment operations	1.13

Less Dividends:
Dividends from net investment income	(.15)
Distributions from net realized gains	—

Total dividends and distributions	(0.15)

Net asset value, end of period	$5.77

Total Return(b):	24.49%
Ratios/Supplemental Data:
Net assets, end of period (000)	$12,342
Average net assets (000)	$11,250
Ratios to average net assets(e):
Expenses, including distribution and service (12b-1) fees	1.74%
Expenses, excluding distribution and service (12b-1) fees	1.24%
Net investment income	1.56%

(a)	Inception date of Class L shares.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends. Total return may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than a full year are not annualized.
(c)	Annualized.
(d)	Calculated based on average shares outstanding during the period.
(e)	Does not include the expenses of the underlying funds in which the Series invests.

See Notes to Financial Statements.

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Class L
Year Ended October 31, 2008(d)	March 19, 2007(a) Through October 31, 2007(d)

$10.48	$8.92

.14	.11

(5.38)	1.45

(5.24)	1.56

(.11)	—
(.34)	—

(0.45)	—

$4.79	$10.48

(52.07)%	17.49%

$12,621	$34,433
$24,942	$35,182

1.65%	1.59	%(c)
1.15%	1.09	%(c)
1.68%	1.82	%(c)

See Notes to Financial Statements.

Dryden International Equity Fund	51

Financial Highlights

continued

Class M
Year Ended October 31, 2009(d)
Per Share Operating Performance:
Net Asset Value, Beginning of Period	$4.61

Income from investment operations
Net investment income	.05
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.02

Total from investment operations	1.07

Less Dividends:
Dividends from net investment income	(.12)
Distributions from net realized gains	—

Total dividends and distributions	(0.12)

Net asset value, end of period	$5.56

Total Return(b):	23.82%
Ratios/Supplemental Data:
Net assets, end of period (000)	$6,622
Average net assets (000)	$7,957
Ratios to average net assets(e):
Expenses, including distribution and service (12b-1) fees	2.24%
Expenses, excluding distribution and service (12b-1) fees	1.24%
Net investment income	1.09%

(a)	Inception date of Class M shares.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends. Total return may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than a full year are not annualized.
(c)	Annualized.
(d)	Calculated based on average shares outstanding during the period.
(e)	Does not include the expenses of the underlying funds in which the Series invests.

See Notes to Financial Statements.

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Class M
Year Ended October 31, 2008(d)	March 19, 2007(a) Through October 31, 2007(d)

$10.09	$8.63

.07	.08

(5.14)	1.38

(5.07)	1.46

(.07)	—
(.34)	—

(0.41)	—

$4.61	$10.09

(52.22)%	16.92%

$11,467	$68,244
$34,319	$76,639

2.15%	2.09	%(c)
1.15%	1.09	%(c)
.92%	1.41	%(c)

See Notes to Financial Statements.

Dryden International Equity Fund	53

Financial Highlights

continued

Class X
Year Ended October 31, 2009(d)
Per Share Operating Performance:
Net Asset Value, Beginning of Period	$4.61

Income from investment operations
Net investment income	.05
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.02

Total from investment operations	1.07

Less Dividends:
Dividends from net investment income	(.12)
Distributions from net realized gains	—

Total dividends and distributions	(0.12)

Net asset value, end of period	$5.56

Total Return(b):	23.82%
Ratios/Supplemental Data:
Net assets, end of period (000)	$5,957
Average net assets (000)	$6,611
Ratios to average net assets(e):
Expenses, including distribution and service (12b-1) fees	2.24%
Expenses, excluding distribution and service (12b-1) fees	1.24%
Net investment income	1.10%

(a)	Inception date of Class X shares.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends. Total return may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than a full year are not annualized.
(c)	Annualized.
(d)	Calculated based on average shares outstanding during the period.
(e)	Does not include the expenses of the underlying funds in which the Series invests.

See Notes to Financial Statements.

54	Visit our website at www.jennisondryden.com

Class X
Year Ended October 31, 2008(d)	March 19, 2007(a) Through October 31, 2007(d)

$10.09	$8.63

.09	.08

(5.16)	1.38

(5.07)	1.46

(.07)	—
(.34)	—

(0.41)	—

$4.61	$10.09

(52.22)%	16.92%

$8,597	$25,428
$17,864	$25,351

2.15%	2.09	%(c)
1.15%	1.09	%(c)
1.18%	1.30	%(c)

See Notes to Financial Statements.

Dryden International Equity Fund	55

Financial Highlights

continued

Class Z
Year Ended October 31, 2009(c)
Per Share Operating Performance:
Net Asset Value, Beginning of Year	$4.85

Income (loss) from investment operations:
Net investment income	.10
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.06

Total from investment operations	1.16

Less Dividends:
Dividends from net investment income	(.19)
Distributions from net realized gains	—

Total dividends and distributions	(.19)

Net asset value, end of year	$5.82

Total Return(a):	24.95%
Ratios/Supplemental Data:
Net assets, end of year (000)	$229,771
Average net assets (000)	$184,038
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees	1.24%
Expenses, excluding distribution and service (12b-1) fees	1.24%
Net investment income	2.05%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends. Total return may reflect adjustments to conform to generally accepted accounting principles.
(b)	Net of expense subsidy. If the investment manager had not subsidized expenses, the expense ratios (both including and excluding distribution and service (12b-1) fees) and the net investment income ratios would have been 1.43%, 1.43% and .73%, respectively for the year ended October 31, 2005.
(c)	Calculated based on average shares outstanding during the year.
(d)	Does not include the expenses of the underlying funds in which the Series invests.

See Notes to Financial Statements.

56	Visit our website at www.jennisondryden.com

Class Z
Year Ended October 31,
2008(c)	2007(c)	2006	2005

$10.60	$8.62	$6.90	$5.80

.18	.16	.12	.05
(5.43)	1.97	1.65	1.12

(5.25)	2.13	1.77	1.17

(.16)	(.15)	(.05)	(.07)
(.34)	—	—	—

(.50)	(.15)	(.05)	(.07)

$4.85	$10.60	$8.62	$6.90

(51.77)%	25.05%	25.86%	20.40%

$169,874	$353,771	$243,572	$179,798
$285,097	$301,553	$214,969	$53,026

1.15%	1.09%	1.15%	1.32	%(b)
1.15%	1.09%	1.15%	1.32	%(b)
2.22%	1.73%	1.48%	.88	%(b)

See Notes to Financial Statements.

Dryden International Equity Fund	57

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders

Prudential World Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Dryden International Equity Fund, a series of Prudential World Fund, Inc. (hereafter referred to as the “Fund”), including the portfolio of investments, as of October 31, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2009, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 23, 2009

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Tax Information

(Unaudited)

We are required by Internal Revenue Code of 1986, as amended (“the Code”), to advise you within 60 days of the Series’ fiscal year end (October 31, 2009) as to the federal tax status of dividends and distributions paid by the Series during such fiscal year. We are advising you in the fiscal year ended October 31, 2009, the Fund paid ordinary income dividends of $0.17 per share for Class A, $0.12 per share for Class B and C shares, $0.13 per share for Class F shares, $0.15 per share for Class L shares, $0.12 for Class M and X shares and $0.19 per share for Class Z shares, respectively.

For the fiscal year ended October 31, 2009, the Series designates the maximum amount allowable, but not less than 100% of the ordinary income dividends paid during the fiscal year as qualified dividends in accordance with Section 854 of the Internal Revenue Code.

For the fiscal year ended October 31, 2009, the Series made an election to pass through the maximum amount of the portion of the ordinary income dividends paid derived from foreign source income as well as any foreign taxes paid by the Series in accordance with Section 853 of the Internal Revenue Code of the following amounts: $1,382,814 foreign tax credit from recognized foreign source income of $17,619,236.

In January 2010, you will be advised on IRS Form 1099DIV or Substitute Form 1099DIV as to the federal tax status of dividends and distributions received by you in calendar year 2009.

Dryden International Equity Fund	59

MANAGEMENT OF THE FUND

(Unaudited)

Information about Fund Directors/Trustees (referred to herein as “Board Members”) and Fund Officers is set forth below. Board Members who are not deemed to be “interested persons,” as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors or trustees of investment companies by the 1940 Act.

Independent Board Members (1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Kevin J. Bannon (57)

Managing Director (since April 2008) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.

Director of Urstadt Biddle Properties (since September 2008).
Board Member
Portfolios Overseen: 57

Linda W. Bynoe (57) Board Member Portfolios Overseen: 57	President and Chief Executive Officer (since March 1995) of Telemat Ltd. (management consulting); formerly Vice President at Morgan Stanley & Co (broker-dealer).

Director of Simon Property Group, Inc. (real estate investment trust) (since May 2003); Anixter International (communication products distributor) (since January 2006); Director of Northern Trust Corporation (banking) (since April 2006).

David E.A. Carson (75) Board Member Portfolios Overseen: 57	Director (since May 2008) of Liberty Bank; Director (since October 2007) of ICI Mutual Insurance Company; formerly President, Chairman and Chief Executive Officer of People’s Bank (1987 – 2000).	None.

Michael S. Hyland, CFA (64) Board Member Portfolios Overseen: 57

Independent Consultant (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President Salomon Brothers Asset Management (1989-1999).

None.
Robert E. La Blanc (75)	President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications).	Director of CA, Inc. (since 2002) (software company); FiberNet Telecom Group, Inc. (since 2003) (telecom company).
Board Member
Portfolios Overseen: 57

Visit our website at www.jennisondryden.com

Douglas H. McCorkindale (70) Board Member Portfolios Overseen: 57

Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).

Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).

Stephen P. Munn (67)	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	None.
Board Member
Portfolios Overseen: 57

Richard A. Redeker (66)	Retired Mutual Fund Executive (36 years); Management Consultant; Director of Penn Tank Lines, Inc. (since 1999).	None.
Board Member
Portfolios Overseen: 57
Robin B. Smith (70)	Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.	Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).
Board Member &
Independent Chair
Portfolios Overseen: 57

Stephen G. Stoneburn (66) Board Member Portfolios Overseen: 57

President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc (1975-1989).

None.

Interested Board Member (1)
Judy A. Rice (61) Board Member & President Portfolios Overseen: 57

President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; Executive Vice President (since December 2008) of Prudential Investment Management Services LLC; formerly Vice President (February 1999-April 2006) of Prudential Investment Management Services LLC; formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (May 2003-June 2005) and Director (May 2003-March 2006) and Executive Vice President (June 2005- March 2006) of AST Investment Services, Inc.; Member of Board of Governors of the Investment Company Institute.

None.

Dryden International Equity Fund

[1]	The year that each individual joined the Fund’s Board is as follows:

Linda W. Bynoe, 2005; David E.A. Carson, 2003; Robert E. La Blanc, 1984; Douglas H. McCorkindale, 2003; Richard A. Redeker, 2003; Robin B. Smith, 1996; Stephen G. Stoneburn, 1996; Kevin J. Bannon, 2008; Michael S. Hyland, 2008; Stephen P. Munn, 2008; Judy A. Rice, Board Member since 2000 and President since 2003.

Visit our website at www.jennisondryden.com

Fund Officers (a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Scott E. Benjamin (36) Vice President

Executive Vice President (since June 2009) of Prudential Investments LLC and Prudential Investment Management Services LLC; Senior Vice President Product Development and Marketing, Prudential Investments (since February 2006); Vice President Product Development and Product Management, Prudential Investments (2003-2006).

Kathryn L. Quirk (57) Chief Legal Officer

Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of PI and Prudential Mutual Fund Services LLC; Vice President and Corporate Counsel (since June 2005) and Secretary (since February 2006) of AST Investment Services, Inc.; formerly Senior Vice President and Assistant Secretary (November 2004-August 2005) of PI; formerly Assistant Secretary (June 2005-February 2006) of AST Investment Services, Inc.; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Deborah A. Docs (51) Secretary

Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Jonathan D. Shain (51) Assistant Secretary

Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Claudia DiGiacomo (35) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).
John P. Schwartz (38) Assistant Secretary	Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1997-2005).
Andrew R. French (47) Assistant Secretary

Director and Corporate Counsel (since May 2006) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS; formerly Senior Legal Analyst of Prudential Mutual Fund Law Department (1997-2006).

Timothy J. Knierim (50) Chief Compliance Officer	Chief Compliance Officer of Prudential Investment Management, Inc. (since July 2007); formerly Chief Risk Officer of PIM and PI (2002-2007) and formerly Chief Ethics Officer of PIM and PI (2006-2007).
Valerie M. Simpson (51) Deputy Chief Compliance Officer	Chief Compliance Officer (since April 2007) of PI and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.

Dryden International Equity Fund

Theresa C. Thompson (47) Deputy Chief Compliance Officer	Vice President, Compliance, PI (since April 2004); and Director, Compliance, PI (2001-2004).
Noreen M. Fierro (45) Anti- Money Laundering Compliance Officer

Vice President, Corporate Compliance (since May 2006) of Prudential; formerly Corporate Vice President, Associate General Counsel (April 2002-May 2005) of UBS Financial Services, Inc., in their Money Laundering Prevention Group; Senior Manager (May 2005-May 2006) of Deloitte Financial Advisory Services, LLP, in their Forensic and Dispute Services, Anti-Money Laundering Group.

Grace C. Torres (50) Treasurer and Principal Financial and Accounting Officer

Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

M. Sadiq Peshimam (45) Assistant Treasurer	Vice President (since 2005) and Director (2000-2005) within Prudential Mutual Fund Administration.
Peter Parrella (51) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

(a)	Excludes the interested Board Member who also serve as President.

[1]	The year that each individual became an officer of the Fund is as follows:

Scott E. Benjamin, 2009; Kathryn L. Quirk, 2005; Deborah A. Docs, 2005; Jonathan D. Shain, 2005; Claudia DiGiacomo, 2005; John P. Schwartz, 2006; Andrew R. French, 2006; Timothy J. Knierim, 2007; Valerie M. Simpson, 2007; Theresa C. Thompson, 2008; Noreen M. Fierro, 2006; Grace C. Torres, 1995; Sadiq Peshimam, 2006; Peter Parrella, 2007.

Explanatory Notes

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

•

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31st of the year in which they reach the age of 75.

•

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

•

“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which PI serves as manager include the JennisonDryden Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts, The Target Portfolio Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreements

The Fund’s Board of Directors

The Board of Directors (the “Board”) of Dryden International Equity Fund (the “Fund”)1 consists of 11 individuals, 10 of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the JennisonDryden Investment Committee. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Quantitative Management Associates LLC (“QMA”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 2-4, 2009 and approved the renewal of the agreements through July 31, 2010, after concluding that renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with their consideration. Among other things, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups. The mutual funds included in each Peer Universe or Peer Group were objectively determined by Lipper Inc., an independent provider of mutual fund data. To the extent that PI deems appropriate, and for reasons addressed in detail with the Board, PI may provide supplemental data compiled by Lipper for the Board’s consideration. The comparisons placed the Fund in various quartiles over the one-, three- and five-year periods ending December 31, 2008, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PI and the subadviser, the

[1]	Dryden International Equity Fund is a series of Prudential World Fund, Inc.

Dryden International Equity Fund

Approval of Advisory Agreements (continued)

performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 2-4, 2009.

The Directors determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and QMA, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are fair and reasonable in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality, and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PI and QMA. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and non-independent Directors of the Fund. The Board also considered the investment subadvisory services provided by QMA, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PI’s evaluation of the subadviser, as well as PI’s recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board reviewed the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and QMA, and also reviewed the qualifications, backgrounds and responsibilities of QMA’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was

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provided with information pertaining to PI’s and QMA’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and QMA. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PI and QMA. The Board noted that QMA is affiliated with PI.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by QMA, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and QMA under the management and subadvisory agreements.

Performance of the Fund

The Board received and considered information about the Fund’s historical performance. The Board considered that the Fund’s gross performance in relation to its Peer Universe (the Lipper International Large-Cap Core Funds Performance Universe) was in the fourth quartile over the one-, three-, and five-year periods. The Board also noted that the Fund underperformed its benchmark index over the same periods. The Board considered PI’s assertion that essentially all of the Fund’s underperformance came from security selection, particularly among slower-growing stocks. The Board noted its concern with the Fund’s short-term and long-term performance record, and requested that PI and QMA report back to the Board with their views on strategic alternatives to address the Fund’s performance at the third quarter Board meeting scheduled for September 2009. The Board also instructed SIRG to provide quarterly updates on Fund performance. The Board concluded that it was reasonable to renew the agreements, subject to its continued close scrutiny of the Fund’s performance and its consideration of PI’s and QMA’s presentation on strategic alternatives to address the Fund’s performance.

Fees and Expenses

The Board considered the Fund’s actual management fees (which reflects any subsidies, expense caps or waivers) ranked in the Expense Group’s first quartile and that the Fund’s total expenses ranked in the second quartile. The Board concluded that the management fees and total expenses were reasonable in light of the services provided.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its

Dryden International Equity Fund

Approval of Advisory Agreements (continued)

reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. The Board did not separately consider the profitability of the subadviser, an affiliate of PI, as its profitability was reflected in the profitability report for PI. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, but at the current level of assets the Fund does not realize the effect of those rate reductions. The Board took note that the Fund’s fee structure would result in benefits to Fund shareholders when (and if) assets reach the levels at which the fee rate is reduced. These benefits will accrue whether or not PI is then realizing any economies of scale.

Other Benefits to PI and QMA

The Board considered potential ancillary benefits that might be received by PI and QMA and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included brokerage commissions received by affiliates of PI, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), and benefits to the reputation as well as other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by QMA included its ability to use soft dollar credits, brokerage commissions received by affiliates of QMA, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to the reputation. The Board concluded that the benefits derived by PI and QMA were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interest of the Fund and its shareholders.

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Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 10/31/09
	One Year	Five Years	Since Inception
Class A	17.80%	1.29%	–4.93%
Class B	18.82	1.50	–5.09
Class C	22.83	1.69	–5.09
Class F	19.04	N/A	–12.47
Class L	17.33	N/A	–14.61
Class M	17.82	N/A	–14.36
Class X	17.82	N/A	–14.36
Class Z	24.95	2.69	–4.17

Average Annual Total Returns (Without Sales Charges) as of 10/31/09
	One Year	Five Years	Since Inception
Class A	24.65%	2.44%	–4.38%
Class B	23.82	1.69	–5.09
Class C	23.83	1.69	–5.09
Class F	24.04	N/A	–11.60
Class L	24.49	N/A	–12.66
Class M	23.82	N/A	–13.11
Class X	23.82	N/A	–13.11
Class Z	24.95	2.69	–4.17

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by

Visit our website at www.jennisondryden.com

calling (800) 225-1852. The maximum initial sales charge is 5.50%. Gross operating expenses: Class A, 1.54%; Class B, 2.24%; Class C, 2.24%; Class F, 1.99%; Class L, 1.74%; Class M, 2.24%; Class X, 2.24%; Class Z, 1.24%. Net operating expenses apply to: Class A, 1.54%; Class B, 2.24%; Class C, 2.24%; Class F, 1.99%; Class L, 1.74%; Class M, 2.24%; Class X, 2.24%; Class Z, 1.24%.

The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Source: Prudential Investments LLC and Lipper Inc.

Inception dates: Class A, Class B, Class C, and Class Z, 3/1/00; Class F, 12/18/06; Class L, Class M, and Class X, 3/19/07.

The graph compares a $10,000 investment in the Dryden International Equity Fund (Class A shares) with a similar investment in the MSCI EAFE® Index by portraying the initial account values at the commencement of operations of Class A shares (March 1, 2000) and the account values at the end of the current fiscal year (October 31, 2009) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, Class F, Class L, Class M, Class X, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without the distribution and service (12b-1) fee waiver of 0.05% for Class A shares in effect through October 31, 2009, the returns shown in the graph and for Class A shares in the tables would have been lower.

The MSCI EAFE® Index is an unmanaged, weighted index of performance that reflects stock price movements of developed-country markets in Europe, Australasia, and the Far East. The MSCI EAFE® Index’s total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. These returns would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the MSCI EAFE® Index may differ substantially from the securities in the Fund. The MSCI EAFE® Index is not the only index that may be used to characterize performance of global/international stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Class A and Class L shares are subject to a maximum front-end sales charge of 5.50%, and 5.75%, respectively, a 12b-1 fee of up to 0.30% and 0.50%, respectively annually, and all investors who purchase Class A and Class L shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. Class B and Class F shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively for the first six years after purchase and 12b-1 fees of 1% and 0.75%, respectively, annually. Approximately seven years after purchase, Class B and Class F shares will automatically convert to Class A shares on a quarterly basis. Class C shares are not subject to a front-end sales charge, but charge a CDSC of 1% for Class C shares sold within 12 months from the date of purchase and an annual 12b-1 fee of 1%. Class M and Class X shares purchased are not subject to a front-end sales charge, but charge a CDSC of 6% and a 12b-1 fee of 1%. The CDSC for Class M and Class X shares decreases by 1% annually to 2% in the fifth and sixth years after purchase, 1% in the seventh year and 0% in the eighth year after purchase. Class M and Class X shares convert to Class A shares approximately eight years after purchase. The returns in the graph and tables reflect the share class expense structure in effect at the close of the fiscal period. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Dryden International Equity Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.jennisondryden.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Commission’s website.

DIRECTORS
Kevin J. Bannon • Linda W. Bynoe • David E.A. Carson • Michael S. Hyland • Robert E. La Blanc • Douglas H. McCorkindale • Stephen P. Munn • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn

OFFICERS
Judy A. Rice, President • Scott E. Benjamin, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Kathryn L. Quirk, Chief Legal Officer • Deborah A. Docs, Secretary • Timothy J. Knierim, Chief Compliance Officer • Valerie M. Simpson, Deputy Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Noreen M. Fierro, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • John P. Schwartz, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Quantitative Management Associates LLC	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Sullivan & Cromwell LLP	125 Broad Street New York, NY 10004

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus for the Fund contains this and other information about the Fund. An investor may obtain a prospectus by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudential.com/edelivery/mutualfunds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Dryden International Equity Fund, Prudential Investments, Attn: Board of Directors, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each fiscal quarter.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Dryden International Equity Fund
Share Class	A	B	C	F	L	M	X	Z
NASDAQ	PJRAX	PJRBX	PJRCX	N/A	DEILX	DEIMX	DEIQX	PJIZX
CUSIP	743969859	743969867	743969875	743969842	743969834	743969826	743969818	743969883

MF190E    0168473-00001-00

OCTOBER 31, 2009	ANNUAL REPORT

Dryden International Value Fund

FUND TYPE

International stock

OBJECTIVE

Long-term growth of capital

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

JennisonDryden, Dryden, Prudential Financial and the Rock Prudential logo are registered service marks of The Prudential Insurance Company of America, Newark, NJ, and its affiliates.

December 15, 2009

Dear Shareholder:

On December 11, 2009, the Board of Directors approved the renaming of JennisonDryden, Prudential Financial’s mutual fund family, to Prudential Investments, effective on or about February 16, 2010. As a result of this change, each of our Funds will be renamed to feature “Prudential” as part of its new name. The name of your Fund will change from Dryden International Value Fund to Prudential International Value Fund.

While the name of your Fund will change, its investment objectives and portfolio management team will remain the same. No action is required on your part. If you participate in an automatic investment plan, your account will continue to be invested in the Fund under its new name.

Featuring the Prudential name in our Funds will create an immediate connection to the experience and heritage of Prudential, a name recognized by millions for helping people grow and protect their wealth.

On the following pages, you will find your Fund’s annual report, including an analysis of its performance over the fiscal year in addition to other data. If you have questions about this information or the renaming of our mutual fund family, please contact your financial professional or visit our website at www.jennisondryden.com.

Sincerely,

Judy A. Rice, President

Dryden International Value Fund

Dryden International Value Fund	1

Your Fund’s Performance

Fund objective

The investment objective of the Dryden International Value Fund is long-term growth of capital through investment in equity securities of foreign issuers. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% (Class A shares). Gross operating expenses: Class A, 1.70%; Class B, 2.40%; Class C, 2.40%; Class Z, 1.40%. Net operating expenses apply to: Class A, 1.65%; Class B, 2.40%; Class C, 2.40%; Class Z, 1.40%, after contractual reduction through 2/28/2011.

Cumulative Total Returns as of 10/31/09
	One Year	Five Years	Ten Years
Class A	26.03%	33.57%	26.60%
Class B	25.04	28.39	17.21
Class C	25.08	28.51	17.37
Class Z	26.41	35.08	29.62
MSCI EAFE® ND Index[1]	27.71	28.23	22.47
Lipper Average[2]	23.97	24.98	18.48

Average Annual Total Returns[3] as of 9/30/09
	One Year	Five Years	Ten Years
Class A	–3.63%	5.83%	2.13%
Class B	–3.68	6.05	1.92
Class C	0.23	6.21	1.93
Class Z	2.25	7.28	2.95
MSCI EAFE® ND Index[1]	3.23	6.07	2.55
Lipper Average[2]	0.76	5.65	2.22

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns performance quoted. Class A shares are subject to a maximum front-end sales charge of 5.50%. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B and Class C shares are subject to a maximum CDSC of 5% and 1%, respectively. Class Z shares are not subject to a sales charge.

2	Visit our website at www.jennisondryden.com

Source: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

1The Morgan Stanley Capital International Europe, Australasia, and Far East Index (MSCI EAFE® ND Index) is an unmanaged, weighted index of performance that reflects stock price movements of developed-country markets in Europe, Australasia, and the Far East. The ND version of the MSCI EAFE Index reflects the impact of the maximum withholding taxes on reinvested dividends.

2The Lipper International Large-Cap Core Funds Average (Lipper Average) represents returns based on an average return of all funds in the Lipper International Large-Cap Core Funds category. Funds in the Lipper Average invest at least 75% of their equity assets in companies strictly outside of the United States with market capitalizations (on a three-year weighted basis) greater than the 250th largest company in the S&P Developed ex-U.S. Broad Market Index (BMI). Large-cap core funds typically have an average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared with the S&P Developed ex-U.S. BMI.

3The average annual total returns take into account applicable sales charges. Class A, Class B, and Class C shares are subject to an annual distribution and service (12b-1) fee of up to 0.30%, 1.00%, and 1.00%, respectively. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class Z shares are not subject to a 12b-1 fee. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Investors cannot invest directly in an index. The returns for the MSCI EAFE® ND Index and the Lipper Average would be lower if they included the effects of sales charges, operating expenses, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses of a mutual fund, but not sales charges or taxes.

Five Largest Holdings expressed as a percentage of net assets as of 10/31/09
Novartis AG, Pharmaceuticals	1.7%
AXA SA, Insurance	1.6
Telefonica SA, Telecommunications	1.6
Industrial & Commercial Bank of China Ltd., Financial—Bank & Trust	1.5
Toyota Motor Corp., Automobile Manufacturers	1.5

Holdings reflect only long-term investments and are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 10/31/09
Financial—Bank & Trust	10.1%
Oil, Gas & Consumable Fuels	9.8
Pharmaceuticals	9.7
Telecommunications	8.9
Insurance	5.3

Industry weightings reflect only long-term investments and are subject to change.

Dryden International Value Fund	3

Strategy and Performance Overview

How did the Fund perform?

The Dryden International Value Fund’s Class A shares gained 26.03% for the 12-month reporting period ended October 31, 2009, trailing the 27.71% return of the benchmark MSCI EAFE Index (the Index) and outperforming the 23.97% return of the Lipper International Large-Cap Core Funds Average.

How is the Fund managed?

The Portfolio combines the distinct investment approaches of LSV International Value (deep value) and Thornburg International (relative value).

LSV is a deep value manager, whose active quantitative investment strategy is based on the portfolio management team’s research into value investing and behavioral finance. LSV believes that superior investment performance can be achieved by exploiting behavioral biases exhibited by other investors including: the tendency to extrapolate the past too far into the future; wrongly equating a good company with a good investment irrespective of price; and ignoring statistical evidence and developing a “mindset” about a company. While LSV does not conduct traditional security analysis, the objective of LSV’s purely quantitative modeling approach is to pick undervalued stocks with near-term appreciation potential.

Thornburg employs a strategy that looks to minimize risk by exposing the Portfolio to traditional, relative, and/or deep value stocks. The investment process utilizes quantitative screens to identify attractively valued stocks, using a range of metrics and valuation multiples. Thornburg also looks for information that indicates fundamental improvement (such as earnings surprises or earnings revisions) relative to peers. Management performs fundamental research on companies that look attractive through its screening process while reserving the right to circumvent the screen. Thornburg’s fundamental analysis results in an estimate of a company’s intrinsic value.

What were conditions like in the international stock markets?

The MSCI-EAFE Index, which measures developed markets performance excluding the U.S. and Canada, closed the reporting period with a 27.71% gain. These strong gains, priced in U.S. dollars, reflected a significantly weaker U.S. dollar toward the end of the fiscal year. Most countries in the Index were in positive territory, as the rally in international equities continued on sustained investor momentum and signs that the global economy is emerging from its deepest recession since the 1930s. While all regional indexes were in positive territory, gains were overwhelmingly strong in the MSCI Pacific Index, excluding Japan. The MSCI Emerging Markets Index also posted exceedingly strong gains during the Fund’s fiscal year.

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During the reporting period, a number of stimulus programs were initiated to help lift economies out of recession. A consortium of governments has pumped nearly $2 trillion of stimulus money into the global economy. Large central banks cut interest rates close to zero in efforts to spur growth. The European Central Bank (ECB) kept its key interest rate at a record low. While most developed economic regions continue to struggle out of recession, countries in other regions have experienced more robust recoveries. So far, the most pronounced effect of these stimulus efforts have appeared in countries that were able to increase exports, stimulate internal demand, and experience higher rates of consumer spending. Over the fiscal year, these developments occurred mostly in specific countries in the Pacific Region, whose commodity exports have been driven by demand in developing countries, especially in China, since supply and demand constraints persist for many raw materials.

All sectors in the MSCI-EAFE Index were in positive territory during the reporting period. An increase in manufacturing and construction activity pushed materials to the top at 43.7%, as demand for industrial metals has resumed due to expanding construction and infrastructure projects in developing nations. Reflecting this increase in international commodity consumption, industrials gained 34.2%. With the help of policy initiatives, investor confidence pushed financials to a 28.2% gain. Telecommunications services surged to a 23.0% gain on increased global demand. Business spending for computer upgrades lifted information technology to a 21.4% gain. Consumer staples and consumer discretionary were at 23.6% and 20.8% respectively, as differences in consumer spending varied among regions. Energy advanced at 18.7%. Healthcare stepped up to a 9.3% return. Utilities lagged all sectors with a nominally positive return at 0.79%.

Value-style equities continued to lead growth-stocks on continuing gains from the resurgent financials sector. The MSCI-EAFE Value Index posted a 32.9% return against the 24.1% return for the Growth Index.

What impact did the LSV strategy have on the Fund’s performance?

For the first half of the reporting period the LSV portion significantly underperformed the index because of its focus on value stocks and an overweight in financials, which was the worst performing sector. Beginning in late March 2009, LSV noticeably outperformed the Index as investors regained their appetite for riskier assets. The deep value strategy was rewarded and small-cap stocks outshone large-cap stocks. Overall, LSV outperformed the Index during the reporting period.

What impact did Thornburg’s strategy have on the Fund’s performance?

The Thornburg portion significantly outperformed the index in the first half of the period, mostly because of its focus on relative value, its underweight position in

Dryden International Value Fund	5

Strategy and Performance Overview (continued)

financials, and its emphasis on higher quality stocks. However, an allocation to emerging markets detracted from performance, since emerging markets fell dramatically in first part of the fiscal year. In the second half of the reporting period, beginning in late March, Thornburg underperformed the index as investors’ increased appetite for risk sparked a rally that rewarded deep value, and small-cap stocks, which outperformed large-cap stocks. Additionally, when emerging markets staged a powerful rally later in the reporting period, Thornburg’s focus on larger more established companies was unable to keep pace with this trend. Overall, Thornburg marginally underperformed during the entire period.

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Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on May 1, 2009, at the beginning of the period, and held through the six-month period ended October 31, 2009. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of JennisonDryden funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and

Dryden International Value Fund	7

Fees and Expenses (continued)

expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Dryden International Value Fund		Beginning Account Value May 1, 2009	Ending Account Value October 31, 2009	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,311.30	1.50%	$8.74
	Hypothetical	$1,000.00	$1,017.64	1.50%	$7.63

Class B	Actual	$1,000.00	$1,305.90	2.25%	$13.08
	Hypothetical	$1,000.00	$1,013.86	2.25%	$11.42

Class C	Actual	$1,000.00	$1,306.20	2.25%	$13.08
	Hypothetical	$1,000.00	$1,013.86	2.25%	$11.42

Class Z	Actual	$1,000.00	$1,312.80	1.25%	$7.29
	Hypothetical	$1,000.00	$1,018.90	1.25%	$6.36

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2009, and divided by the 365 days in the Fund’s fiscal year ended October 31, 2009 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

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Portfolio of Investments

as of October 31, 2009

Shares	Description	Value (Note 1)
LONG-TERM INVESTMENTS 97.1%
COMMON STOCKS 97.1%

Australia 3.9%
62,753	BHP Billiton Ltd.	$2,058,087
129,488	BlueScope Steel Ltd.	343,163
135,800	Challenger Financial Services Group Ltd.	446,569
120,800	Downer EDI Ltd.	919,578
255,400	Goodman Fielder Ltd.	366,360
11,350	Macquarie Group Ltd.	497,081
83,200	Metcash Ltd.	349,804
186,200	Pacific Brands Ltd.*	216,813
400,200	Qantas Airways Ltd.	995,095
97,800	Tabcorp Holdings Ltd.	623,872
235,900	Telstra Corp. Ltd.	701,006

		7,517,428

Austria 0.3%
14,700	Voestalpine AG	502,652

Belgium 0.5%
32,200	AGFA-Gevaert NV*	193,965
10,600	Delhaize Group	720,077
9,428	Dexia NV/SA*	78,365

		992,407

Bermuda 0.4%
293,000	Noble Group Ltd.	535,472
64,047	Orient Overseas International Ltd.	312,487

		847,959

Brazil 2.8%
198,900	BM&F BOVESPA SA	1,281,514
20,600	Companhia Brasileira de Meios de Pagamento	189,558
39,977	Embraer-Empresa Brasileira de Aeronautica SA, ADR*	809,534
44,600	Natura Cosmeticos SA	801,565
50,100	Petroleo Brasileiro SA, ADR	2,315,622

		5,397,793

See Notes to Financial Statements.

Dryden International Value Fund	9

Portfolio of Investments

as of October 31, 2009 continued

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Canada 3.6%
37,600	Canadian National Railway Co.	$1,817,365
31,100	Canadian Natural Resources Ltd.	2,018,245
14,500	Potash Corp. of Saskatchewan, Inc.	1,345,310
59,144	Rogers Communications, Inc. (Class B Stock)	1,735,430

		6,916,350

Cayman Islands 0.7%
2,300	Baidu, Inc., ADR*	869,216
662,720	Chaoda Modern Agriculture Holdings Ltd.	512,048

		1,381,264

China 2.9%
814,737	China Merchants Bank Co. Ltd. (Class H Stock)	2,084,376
3,647,000	Industrial & Commercial Bank of China Ltd. (Class H Stock)	2,901,608
171,600	Sinopharm Group Co. (Class H Stock)*	624,386

		5,610,370

Denmark 2.8%
16,200	Danske Bank A/S*	372,059
28,700	H. Lundbeck A/S	555,859
42,982	Novo Nordisk A/S (Class B Stock)	2,670,309
25,216	Vestas Wind Systems A/S*	1,768,562

		5,366,789

Finland 1.2%
8,871	Fortum Oyj	209,966
99,300	Nokia Oyj	1,254,280
13,500	Rautaruukki Oyj	275,185
29,000	Tieto Oyj	579,185

		2,318,616

France 10.0%
16,225	Air Liquide SA	1,747,443
126,900	AXA SA	3,156,023
37,400	BNP Paribas	2,817,496
3,700	Ciments Francais SA	403,223
23,100	Credit Agricole SA	442,484
20,900	France Telecom SA	517,876
23,705	Lafarge SA	1,924,130
24,707	LVMH Moet Hennessy Louis Vuitton SA	2,558,438

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

France (cont’d.)
20,000	Natixis SA*	$112,351
7,200	Rallye SA	244,454
46,300	Safran SA	746,947
24,900	Sanofi-Aventis SA	1,825,223
18,300	SCOR SE	465,751
4,300	Societe Generale	285,605
12,500	Thales SA	605,656
16,100	Total SA	963,428
17,600	Vivendi	488,265

		19,304,793

Germany 7.6%
6,900	Aurubis AG	274,904
15,300	BASF SE	819,008
5,900	Daimler AG	286,581
35,100	Deutsche Bank AG	2,550,063
3,535	Deutsche Boerse AG	286,309
17,600	Deutsche Lufthansa AG	271,770
63,604	E.ON AG	2,437,616
34,100	Fresenius Medical Care AG & Co. KGaA	1,654,920
9,100	Hannover Rueckversicherung AG*	410,247
13,800	MTU Aero Engines Holding AG	627,089
5,600	Muenchener Rueckversicherungs AG	885,992
10,400	RWE AG	912,213
50,339	SAP AG	2,280,111
33,100	ThyssenKrupp AG	1,066,209

		14,763,032

Greece 1.3%
68,009	National Bank of Greece SA*	2,486,432

Guernsey 0.7%
50,594	Amdocs Ltd.*	1,274,969

Hong Kong 2.3%
1,330,697	CNOOC Ltd.	1,992,900
137,948	Hong Kong Exchanges and Clearing Ltd.	2,428,244

		4,421,144

See Notes to Financial Statements.

Dryden International Value Fund	11

Portfolio of Investments

as of October 31, 2009 continued

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Ireland 0.7%
43,400	Allied Irish Banks PLC*	$119,827
62,300	Bank of Ireland*	156,270
22,300	Covidien PLC	939,276
32,900	Irish Life & Permanent PLC*	238,141

		1,453,514

Israel 1.6%
61,674	Teva Pharmaceutical Industries Ltd., ADR	3,113,304

Italy 1.9%
30,300	Banco Popolare Scarl*	263,220
45,900	ENI SpA	1,136,795
14,100	Finmeccanica SpA	236,604
11,700	Fondiaria SAI SpA	213,242
22,100	Indesit Co. SpA*	250,491
308,880	Intesa Sanpaolo SpA*	1,299,915
194,700	Telecom Italia SpA	309,307

		3,709,574

Japan 13.4%
7,700	Aeon Credit Service Co. Ltd.	74,136
33,973	Alpine Electronics, Inc.*	333,910
15	Alps Electric Co. Ltd.*	94
24,000	Aoyama Trading Co. Ltd.	384,610
23,000	Astellas Pharma, Inc.	846,949
20,600	Circle K Sunkus Co. Ltd.	282,781
36,600	COMSYS Holdings Corp.	361,727
40,214	Cosmo Oil Co. Ltd.	105,637
14	Denki Kagaku Kogyo Kabushiki Kaisha	51
17,497	Fanuc Ltd.	1,453,322
80,000	Fukuoka Financial Group, Inc.	292,511
27,000	Hitachi Capital Corp.	343,024
9,626	Honda Motor Co. Ltd.	297,315
16,000	Itochu Techno-Solutions Corp.	439,811
130	KDDI Corp.	689,973
139,235	Komatsu Ltd.	2,714,378
7,900	Konami Corp.	143,734
105,600	Kurabo Industries Ltd.	182,245
13,000	Kyorin Co Ltd.	207,912

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Japan (cont’d.)
33,000	Kyowa Exeo Corp.	$302,243
132,200	Marubeni Corp.	654,070
17,300	Miraca Holdings, Inc.	559,486
34,900	Mitsubishi Corp.	739,892
386,100	Mitsubishi UFJ Financial Group, Inc.	2,056,524
19,000	Mitsui & Co. Ltd.	249,526
159,700	Mizuho Financial Group, Inc.	314,997
22,700	Nifco, Inc.	464,549
3,396	Nintendo Co. Ltd.	851,800
88,000	Nippon Express Co. Ltd.	360,330
157,000	Nippon Light Metal Co. Ltd.*	138,212
114,200	Nippon Oil Corp.	562,750
67,000	Nippon Shokubai Co. Ltd.	563,118
20,000	Nippon Telegraph & Telephone Corp.	825,247
65,600	Nissan Motor Co. Ltd.*	474,691
350	NTT DoCoMo, Inc.	507,592
7	Osaka Gas Co. Ltd.	23
29,000	Ricoh Co. Ltd.	394,117
105,000	Sankyu, Inc.	460,421
146,000	Sanwa Holdings Corp.	400,315
10,500	Seiko Epson Corp.	162,317
43,000	Seino Holding Co. Ltd.	318,193
11,600	Shimachu Co. Ltd.	274,234
60,000	Sumitomo Corp.	582,463
30,600	Sumitomo Electric Industries Ltd.	371,324
46,000	Sumitomo Trust & Banking Co. Ltd. (The)	239,660
23,700	Takeda Pharmaceutical Co. Ltd.	947,847
1	Takefuji Corp.	4
73,445	Toyota Motor Corp.	2,899,385
19,900	Yokohama Rubber Co. Ltd. (The)	87,162

		25,916,612

Liechtenstein 0.2%
2,900	Verwaltungs und Privat Bank AG	310,018

Mexico 1.7%
34,013	America Movil SAB de CV (Class L Stock), ADR	1,500,993
530,498	Wal-Mart de Mexico SAB de CV (Class V Stock)	1,850,591

		3,351,584

See Notes to Financial Statements.

Dryden International Value Fund	13

Portfolio of Investments

as of October 31, 2009 continued

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Netherlands 2.2%
39,600	Aegon NV*	$281,454
12,257	CSM NV	324,003
31,000	ING Groep NV, ADR*	403,423
17,500	Koninklijke DSM NV	766,745
24,100	Koninklijke Philips Electronics NV	605,412
31,400	OCE NV*	198,557
26,379	Schlumberger Ltd.	1,640,774

		4,220,368

New Zealand 0.3%
590,300	Air New Zealand Ltd.	547,327

Norway 0.6%
43,600	DnB NOR ASA*	499,462
38,900	Norsk Hydro ASA*	254,949
15,500	StatoilHydro ASA	365,245

		1,119,656

Singapore 0.5%
282,970	MobileOne Ltd.	350,056
41	Neptune Orient Lines Ltd.	46
58,000	Singapore Airlines Ltd.	556,205
47,742	Singapore Airport Terminal Services Ltd.	83,432

		989,739

South Korea 0.4%
9,474	Hyundai Motor Co.	859,334

Spain 3.6%
60,459	Banco Bilbao Vizcaya Argentaria SA	1,080,705
121,100	Banco Santander SA	1,948,772
39,000	Repsol YPF SA	1,038,230
107,500	Telefonica SA	3,002,098

		7,069,805

Sweden 1.9%
13,100	Electrolux AB (Class B Stock)*	313,993
42,608	Hennes & Mauritz AB (Class B Stock)	2,420,206
27,700	Svenska Cellulosa AB SCA (Class B Stock)	380,627
21,100	Svenska Handelsbanken AB (Class A Stock)	545,264

		3,660,090

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Switzerland 8.0%
9,400	Baloise Holding AG	$804,846
54,600	Clariant AG*	521,996
23,300	Credit Suisse Group AG	1,245,552
1,200	Georg Fischer AG*	315,542
34,133	Julius Baer Group Ltd.	1,284,937
55,638	Logitech International SA*	949,742
54,500	Nestle SA	2,534,336
64,767	Novartis AG	3,372,687
1,500	Rieter Holding AG*	335,869
10,425	Roche Holding AG	1,669,699
9,700	Swiss Reinsurance Co.	394,990
2,700	Swisscom AG	974,478
4,600	Zurich Financial Services AG	1,053,366

		15,458,040

Turkey 0.6%
181,400	Turkcell Iletisim Hizmet A/S	1,200,208

United Kingdom 17.8%
510,800	ARM Holdings PLC	1,240,866
30,100	AstraZeneca PLC	1,351,237
79,500	Aviva PLC	497,127
357,418	Barclays PLC*	1,873,257
158,557	Beazley PLC	278,225
277,600	BP PLC	2,601,188
166,655	Bradford & Bingley PLC*	—
120,000	Brit Insurance Holdings PLC	408,669
58,296	British American Tobacco PLC	1,857,663
189,352	British Sky Broadcasting Group PLC	1,650,986
414,700	BT Group PLC	888,684
59,673	Carnival PLC	1,849,945
109,700	Centrica PLC	445,655
62,100	Dairy Crest Group PLC	407,081
62,900	Drax Group PLC	478,557
145,600	GKN PLC*	255,052
54,200	GlaxoSmithKline PLC	1,111,790
59,200	IMI PLC	417,552
454,000	Kingfisher PLC	1,659,424
272,238	Legal & General Group PLC	349,320
406,600	Lloyds TSB Group PLC*	573,294

See Notes to Financial Statements.

Dryden International Value Fund	15

Portfolio of Investments

as of October 31, 2009 continued

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

United Kingdom (cont’d.)
103,100	Marston’s PLC	$146,337
94,400	Meggitt PLC	377,960
200,998	Northern Foods PLC	207,983
283,100	Old Mutual PLC*	491,354
90,134	Pearson PLC	1,225,172
41,291	Reckitt Benckiser Group PLC	2,051,128
211,587	Royal & Sun Alliance Insurance Group PLC	419,287
73,500	Royal Dutch Shell PLC (Class B Stock)	2,115,883
61,118	SABMiller PLC	1,602,005
126,000	Smith & Nephew PLC	1,113,823
4,900	Spectris PLC	54,379
95,609	Standard Chartered PLC	2,345,485
47,000	Tate & Lyle PLC	346,005
88,500	Thomas Cook Group PLC	296,359
117,300	Tomkins PLC	321,801
128,588	TT Electronics PLC*	153,536
409,900	Vodafone Group PLC	903,352

		34,367,421

United States 0.7%
32,800	Southern Copper Corp.	1,033,200
2,700	Synthes, Inc.	321,084

		1,354,284

	TOTAL COMMON STOCKS (cost $189,173,791)	187,802,876

Units
RIGHTS*

Belgium
27,500	Fortis SA, expiring 03/09/14	—

Spain
121,100	Banco Santander SA, expiring 11/03/09	21,386

	TOTAL RIGHTS (cost $0)	21,386

	TOTAL LONG-TERM INVESTMENTS (cost $189,173,791)	187,824,262

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)
SHORT-TERM INVESTMENT 1.5%

AFFILIATED MONEY MARKET MUTUAL FUND
2,914,945	Dryden Core Investment Fund - Taxable Money Market Series (cost $2,914,945)(a)	$2,914,945

	TOTAL INVESTMENTS(b)—98.6% (cost $192,088,736; Note 5)	190,739,207
	Other assets in excess of liabilities(c)—1.4%	2,789,820

	NET ASSETS —100%	$193,529,027

The following abbreviations are used in Portfolio descriptions:

ADR—American Depositary Receipt

BRL—Brazilian Real

MXN—Mexican Peso

*	Non-income producing security.
(a)	Prudential Investments LLC, the manager of the Portfolio also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.
(b)	As of October 31, 2009, 205 securities representing $160,882,467 and 83.1% of the total market value were fair valued in accordance with the policies adopted by the Board of Directors.
(c)	Other assets in excess of liabilities includes net unrealized appreciation (depreciation) on forward foreign currency exchange contracts as follows:

See Notes to Financial Statements.

Dryden International Value Fund	17

Portfolio of Investments

as of October 31, 2009 continued

Forward foreign currency exchange contracts outstanding at October 31, 2009:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation
Mexican Peso,
Expiring 11/30/09	State Street Bank	MXN	3,132	$229,625	$236,246	$6,621
Expiring 11/30/09	State Street Bank	MXN	6,550	475,223	494,066	18,843

				$704,848	$730,312	$25,464

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Brazilian Real,
Expiring 01/22/10	State Street Bank	BRL	4,142	$2,324,391	$2,312,468	$11,923
Mexican Peso,
Expiring 11/30/09	State Street Bank	MXN	41,867	3,101,145	3,158,024	(56,879)
Expiring 11/30/09	State Street Bank	MXN	7,444	545,322	561,500	(16,178)

				$5,970,858	$6,031,992	$(61,134)

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

See Notes to Financial Statements.

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The following is a summary of the inputs used as of October 31, 2009 in valuing the Fund’s assets carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3
Common Stocks
Australia	$—	$7,517,428	$—
Austria	—	502,652	—
Belgium	—	992,407	—
Bermuda	—	847,959	—
Brazil	5,397,793	—	—
Canada	6,916,350	—	—
Cayman Islands	869,216	512,048	—
China	624,386	4,985,984	—
Denmark	—	5,366,789	—
Finland	—	2,318,616	—
France	—	19,304,793	—
Germany	—	14,763,032	—
Greece	—	2,486,432	—
Guernsey	1,274,969	—	—
Hong Kong	—	4,421,144	—
Ireland	939,276	514,238	—
Israel	3,113,304	—	—
Italy	—	3,709,574	—
Japan	—	25,916,612	—
Liechtenstein	—	310,018	—
Mexico	3,351,584	—	—
Netherlands	1,640,774	2,579,594	—
New Zealand	—	547,327	—
Norway	—	1,119,656	—
Singapore	—	989,739	—
South Korea	—	859,334	—
Spain	—	7,069,805	—
Sweden	—	3,660,090	—
Switzerland	1,284,937	14,173,103	—
Turkey	—	1,200,208	—
United Kingdom	153,536	34,213,885	—
United States	1,354,284	—	—
Rights:
Belgium	—	—	—
Spain	21,386	—	—
Affiliated Money Market Mutual Fund	2,914,945	—	—

	$29,856,740	$160,882,467	$—
Other Financial Instruments*	—	(35,670)	—

Total	$29,856,740	$160,846,797	$—

*Other	financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

Dryden International Value Fund	19

Portfolio of Investments

as of October 31, 2009 continued

As of October 31, 2008 the Fund did not use any significant unobservable inputs (Level 3) in determining the value of investments and at October 31, 2009, the Fund had two Level 3 securities with a fair value of $0.

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of October 31, 2009 were as follows:

Financial—Bank & Trust	10.1%
Oil, Gas & Consumable Fuels	9.8
Pharmaceuticals	9.7
Telecommunications	8.9
Insurance	5.3
Financial Services	3.5
Banks	3.5
Food & Beverage	2.9
Metals & Mining	2.7
Retail & Merchandising	2.6
Automobile Manufacturers	2.4
Diversified Financial Services	2.3
Building Materials	2.3
Chemicals	2.1
Utilities	1.9
Entertainment & Leisure	1.8
Computer Services & Software	1.8
Machinery & Equipment	1.8
Aerospace	1.7
Medical Supplies & Equipment	1.7
Transportation	1.5
Affiliated Money Market Mutual Fund	1.5
Diversified Operations	1.4
Electronic Components & Equipment	1.3
Airlines	1.2
Consumer Products & Services	1.2
Tobacco	1.0
Electronic Components	0.9
Multimedia	0.9
Broadcasting	0.8
Beverages	0.8
Automotive Parts	0.7
Semiconductor Components	0.6
Computer Hardware	0.5
Equipment Services	0.5
Healthcare Products	0.4
Internet Software & Services	0.4
Real Estate	0.4
Cosmetics & Toiletries	0.4
Office Equipment	0.4

See Notes to Financial Statements.

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Industry (cont’d.)
Diversified Manufacturing	0.4%
Business Services	0.3
Distribution/Wholesale	0.3
Appliances	0.3
Holding Companies—Diversified	0.3
Steel Producers/Products	0.3
Independent Power Producers & Energy Traders	0.2
Gas Distribution	0.2
Construction & Engineering	0.2
Paper & Forest Products	0.2
Miscellaneous Manufacturing	0.1
Commercial Services	0.1
Clothing & Apparel	0.1

98.6
Other assets in excess of liabilities	1.4

100.0%

The Fund invested in various derivative instruments during the reporting period. The primary types of risk associated with derivative instruments are commodity risk, credit risk, equity risk, foreign exchange risk and interest rate risk. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of October 31, 2009 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on foreign currency forward contracts	$37,387	Unrealized depreciation on foreign currency forward contracts	$73,057
Equity contracts	Unaffiliated investments	21,386	—	—

Total		$58,773		$73,057

See Notes to Financial Statements.

Dryden International Value Fund	21

Portfolio of Investments

as of October 31, 2009 continued

The effects of derivative instruments on the Statement of Operations for the year ended October 31, 2009 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights	Warrants	Forward Currency Contracts	Total
Foreign exchange contracts	$—	$—	$2,488,738	$2,488,738
Equity contracts	(92,990)	12,463	—	(80,527)

Total	$(92,990)	$12,463	$2,488,738	$2,408,211

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights	Warrants	Forward Currency Contracts	Total
Foreign exchange contracts	$—	$—	$(3,226,221)	$(3,226,221)
Equity contracts	21,386	—	—	21,386

Total	$21,386	$—	$(3,226,221)	$(3,204,835)

For the year ended October 31, 2009, the average value at settlement date payable for forward foreign currency exchange purchase contracts was $5,162,232 and the average value at settlement date receivable for forward foreign currency exchange sale contracts was $13,484,974.

See Notes to Financial Statements.

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Financial Statements

OCTOBER 31, 2009	ANNUAL REPORT

Dryden International Value Fund

Statement of Assets and Liabilities

as of October 31, 2009

Assets
Investments at value: Unaffiliated investments (cost $189,173,791)	$187,824,262
Affiliated investments (cost $2,914,945)	2,914,945
Cash	70,096
Foreign currency, at value (cost $1,616,757)	1,665,246
Dividends and interest receivable	1,425,335
Receivable for Series shares sold	315,264
Receivable for investments sold	224,940
Unrealized appreciation on foreign currency forward contracts	37,387
Prepaid expenses	3,117

Total assets	194,480,592

Liabilities
Payable for Series shares redeemed	247,688
Payable for investments purchased	236,308
Advisory fee payable	169,720
Accrued expenses	151,703
Unrealized depreciation on foreign currency forward contracts	73,057
Affiliated transfer agent fee payable	50,000
Distribution fee payable	20,208
Deferred directors’ fee	2,685
Loan interest payable	196

Total liabilities	951,565

Net Assets	$193,529,027

Net assets were comprised of:
Common stock, at par value	$104,769
Paid-in capital in excess of par	223,690,843

223,795,612
Undistributed net investment income	1,535,940
Accumulated net realized loss on investments and foreign currency transactions	(30,557,431)
Net unrealized depreciation on investments and foreign currencies	(1,245,094)

Net assets, October 31, 2009	$193,529,027

See Notes to Financial Statements.

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Class A:
Net asset value and redemption price per share ($45,945,259 ÷ 2,490,390 shares of common stock issued and outstanding)	$18.45
Maximum sales charge (5.5% of offering price)	1.07

Offering price per share	$19.52

Class B:
Net asset value, offering price and redemption price per share ($3,838,981 ÷ 217,687 shares of common stock issued and outstanding)	$17.64

Class C:
Net asset value, offering price and redemption price per share ($7,507,008 ÷ 425,024 shares of common stock issued and outstanding)	$17.66

Class Z:
Net asset value, offering price and redemption price per share ($136,237,779 ÷ 7,343,830 shares of common stock issued and outstanding)	$18.55

See Notes to Financial Statements.

Dryden International Value Fund	25

Statement of Operations

Year Ended October 31, 2009

Net Investment Income
Investment Income
Unaffiliated dividend income (net of foreign withholding tax of $594,415)	$4,879,771
Affiliated dividend income	42,474

Total income	4,922,245

Expenses
Management fees	1,656,836
Distribution fee—Class A	98,956
Distribution fee—Class B	39,845
Distribution fee—Class C	68,069
Transfer agent’s fees and expenses (including affiliated expenses of $238,800)	290,000
Custodian’s fees and expenses	183,000
Reports to shareholders	47,000
Registration fees	38,000
Audit fees	28,000
Directors’ fees	19,000
Legal fees	13,000
Insurance fees	5,000
Interest expense (Note 7)	494
Miscellaneous	43,774

Total expenses	2,530,974

Net investment income	2,391,271

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	(26,973,590)
Foreign currency transactions	2,430,219

(24,543,371)

Net change in unrealized appreciation (depreciation) on:
Investments	64,659,717
Foreign currencies	(3,050,759)

61,608,958

Net gain on investments and foreign currencies	37,065,587

Net Increase In Net Assets Resulting From Operations	$39,456,858

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended October 31, 2009	Year Ended October 31, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income	$2,391,271	$5,372,363
Net realized loss on investment and foreign currency transactions	(24,543,371)	(3,028,519)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	61,608,958	(168,933,226)

Net increase (decrease) in net assets resulting from operations	39,456,858	(166,589,382)

Dividends and Distributions (Note 1)
Dividends from net investment income
Class A	(1,642,073)	(1,029,202)
Class B	(143,838)	(71,859)
Class C	(227,424)	(79,781)
Class Z	(5,093,509)	(3,130,329)

	(7,106,844)	(4,311,171)

Distributions from net realized gains
Class A	—	(10,771,229)
Class B	—	(1,960,514)
Class C	—	(2,176,658)
Class Z	—	(27,044,284)

	—	(41,952,685)

Series share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	89,972,236	80,225,479
Net asset value of shares issued in reinvestment of dividends and distributions	6,958,242	44,896,631
Cost of shares reacquired	(104,539,835)	(103,746,498)

Net increase (decrease) in net assets from Series share transactions	(7,609,357)	21,375,612

Total increase (decrease)	24,740,657	(191,477,626)

Net Assets
Beginning of year	168,788,370	360,265,996

End of year (a)	$193,529,027	$168,788,370

(a) Includes undistributed net investment income of:	$1,535,940	$3,821,294

See Notes to Financial Statements.

Dryden International Value Fund	27

Notes to Financial Statements

Prudential World Fund, Inc. (the “Fund”), is registered under the Investment Company Act of 1940 as an open-end diversified management investment company and currently consists of two series: Dryden International Value Fund (formerly Strategic Partners International Value Fund) (the “Series”) and the Dryden International Equity Fund. These financial statements relate to Dryden International Value Fund. The financial statements of the other Series are not presented herein. The investment objective of the Series is to achieve long-term growth of capital. Income is a secondary objective. The Series seeks to achieve its objective primarily through investment in common stock and preferred stock of foreign companies of all sizes.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund and the Series in the preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and ask prices, or at the last bid price on such day in the absence of an asked price. Securities traded via Nasdaq are valued at the Nasdaq official closing price (NOCP) on the day of valuation, or if there was no NOCP, at the last sale price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”), in consultation with the subadvisor(s), to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Options on securities and indices traded on an exchange are valued at the last sale price as of the close of trading on the applicable exchange or, if there was no sale, at the mean between the most recently quoted bid and asked prices on such exchange. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Funds’ normal pricing time, are valued at fair value in accordance with the Board

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of Directors’ approved fair valuation procedures. When determining the fair valuation of securities some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment advisor regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Investments in mutual funds are valued at the net asset value as of the close of the New York Stock Exchange on the date of valuation.

Short-term securities which mature in 60 days or less are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term securities which mature in more than 60 days are valued at current market quotations.

Securities Lending: The Fund may lend its portfolio securities to broker-dealers. The loans are secured by collateral at least equal at all times to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities using the collateral in the open market. The fund recognizes income, net of any rebate and securities lend agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognizes and unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Foreign Currency Translation: The books and records of the Series are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current rates of exchange.

Dryden International Value Fund	29

Notes to Financial Statements

continued

(ii) Purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Series are presented at the foreign exchange rates and market values at the close of the fiscal period, the Series does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term securities held at the end of the fiscal period. Similarly, the Series does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the fiscal period. Accordingly, realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the holding of foreign currencies, currency gains or losses realized between the trade date and settlement date on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Series’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Series enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on foreign currencies. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain or loss,

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if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized and unrealized gains or losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on an accrual basis. Expenses are recorded on the accrual basis. Net investment income or loss, (other than distribution fees which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: The Series expects to pay dividends of net investment income and distributions of net realized capital gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Taxes: For federal income tax purposes, each series in the Fund is treated as a separate taxpaying entity. It is the Series’ policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends are recorded, net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Dryden International Value Fund	31

Notes to Financial Statements

continued

Note 2. Agreements

The Fund has a management agreement for the Series with Prudential Investments LLC (“PI”). Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisor’s performance of such services. PI has entered into subadvisory agreements with LSV Asset Management (“LSV”) and Thornburg Investment Management (“Thornburg”) for the Series.

The subadvisory agreements provide that LSV and Thornburg furnish investment advisory services in connection with the management of the Series. In connection therewith, LSV and Thornburg are obligated to keep certain books and records of the Series. PI pays for the services of the subadvisors, the compensation of officers of the Series, occupancy and certain clerical and bookkeeping costs of the Series. The Fund bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly at an annual rate of 1% of the average daily net assets up to $300 million, .95 of 1% of the next $700 million of average daily net assets and .90 of 1% of average daily net assets in excess of $1 billion of the Series. The effective management fee rate as of October 31, 2009 was 1.00%.

The Series has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Series. The Series compensates PIMS for distributing and servicing the Series’ Class A, Class B and Class C shares pursuant to plans of distribution (the “Class A, B and C Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Series.

Pursuant to the Class A, B and C Plans, the Series compensates PIMS for distribution related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. For the year ended October 31, 2009, PIMS contractually agreed to limit such fee to .25 of 1% of the average daily net assets of the Class A shares.

PIMS has advised the Series that it received $25,268 in front-end sales charges resulting from sales of Class A shares, during the year ended October 31, 2009. From these fees, PIMS paid such sales charges to broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

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PIMS advised the Series that for the year ended October 31, 2009, it received $5,215 and $467 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

PI and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly owned subsidiary of Prudential, serves as the Fund’s transfer agent. The transfer agent fees and expenses in the Statement of Operations also include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund pays networking fees to affiliated and unaffiliated broker/dealers, including fees related to the services of First Clearing, LLC (“First Clearing”), affiliate of PI. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. For the year ended October 31, 2009, the Fund incurred approximately $50,100 in total networking fees, of which $30,200 was paid to First Clearing. These amounts are included in transfer agent’s fees and expenses in the Statement of Operations.

The Fund invests in the Taxable Money Market Series, a portfolio of Dryden Core Investment Fund. The Taxable Money Market Series is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI.

Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended October 31, 2009 were $64,539,573 and $72,085,845, respectively.

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net

Dryden International Value Fund	33

Notes to Financial Statements

continued

investment income and accumulated net realized loss on investments and foreign currency transactions on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized loss on investments and foreign currency transactions. For the tax year ended October 31, 2009 the adjustments were to decrease overdistribution in excess of net investment income and to increase accumulated net realized loss on investments and foreign currency transactions by $2,430,219 due to differences in the treatment for book and tax purposes of certain transactions involving securities and foreign currencies. Net investment income, net realized loss and net assets were not affected by this change.

For the year ended October 31, 2009, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets was $7,106,844 from ordinary income. For the year ended October 31, 2008, the tax character of dividends and distributions paid as reflected in the Statement of Changes in Net Assets were $16,583,094 from ordinary income and $29,680,762 from long-term capital gains. For federal income tax purposes, dividends from net investment income and distributions from short-term capital gains are taxable as ordinary income. Long-term capital gain distributions are taxable as such.

As of October 31, 2009, the accumulated undistributed earnings on a tax basis was $1,502,960 from ordinary income. This differs from the amount shown on the Statement of Assets and Liabilities primarily due to cumulative timing differences between financial and tax reporting.

At October 31, 2009, for federal income tax purposes, the Series had a capital loss carryforward of approximately $28,851,000 of which $1,156,000 expires in 2010, $334,000 expires in 2011, $1,475,000 expires in 2016 and $25,886,000 expires in 2017. No capital gain distributions are expected to be paid to shareholders until net gains have been realized in excess of such carryforward. It is uncertain whether the Series will be able to realize the full benefit prior to the expiration date.

The federal income tax basis of the Series’ investments and the net unrealized depreciation as of October 31, 2009 was as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Depreciation
$193,794,788	$26,897,748	$(29,953,329)	$(3,055,581)

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The difference between book basis and tax basis was primarily attributable to deferred losses on wash sales and mark-to-market of open passive foreign investment companies.

Management has analyzed the Series‘ tax positions taken on federal income tax returns for all open tax years and has concluded that as of October 31, 2009, no provisions for income tax would be required in the Series’ financial statements. The Series’ federal and state income and federal excise tax returns for tax years for which the applicable statuses of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5.50%. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential. Class B shares are sold with a CDSC which declines from 5% to zero depending upon the period of time the shares are held. Class C shares are sold with a CDSC of 1% during the first 12 months from the date of purchase. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

There are 500 million authorized shares of $.01 par value common stock, divided equally into four classes, designated Class A, Class B, Class C and Class Z common stock.

Dryden International Value Fund	35

Notes to Financial Statements

continued

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended October 31, 2009:
Shares sold	271,957	$4,200,845
Shares issued in reinvestment of dividends and distributions	107,354	1,528,724
Shares reacquired	(647,455)	(9,738,556)

Net increase (decrease) in shares outstanding before conversion	(268,144)	(4,008,987)
Shares issued upon conversion from Class B	102,271	1,546,674

Net increase (decrease) in shares outstanding	(165,873)	$(2,462,313)

Year ended October 31, 2008:
Shares sold	534,161	$13,934,334
Shares issued in reinvestment of dividends and distributions	383,603	10,859,810
Shares reacquired	(1,085,975)	(25,465,778)

Net increase (decrease) in shares outstanding before conversion	(168,211)	(671,634)
Shares issued upon conversion from Class B	149,006	3,699,495

Net increase (decrease) in shares outstanding	(19,205)	$3,027,861

Class B
Year ended October 31, 2009:
Shares sold	20,969	$316,488
Shares issued in reinvestment of dividends and distributions	9,668	132,452
Shares reacquired	(58,961)	(820,037)

Net increase (decrease) in shares outstanding before conversion	(28,324)	(371,097)
Shares reacquired upon conversion into Class A	(106,823)	(1,546,674)

Net increase (decrease) in shares outstanding	(135,147)	$(1,917,771)

Year ended October 31, 2008:
Shares sold	47,216	$1,186,275
Shares issued in reinvestment of dividends and distributions	68,544	1,865,077
Shares reacquired	(104,809)	(2,383,037)

Net increase (decrease) in shares outstanding before conversion	10,951	668,315
Shares reacquired upon conversion into Class A	(155,432)	(3,699,495)

Net increase (decrease) in shares outstanding	(144,481)	$(3,031,180)

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Class C	Shares	Amount
Year ended October 31, 2009:
Shares sold	28,014	$411,304
Shares issued in reinvestment of dividends and distributions	15,331	210,341
Shares reacquired	(122,156)	(1,753,074)

Net increase (decrease) in shares outstanding	(78,811)	$(1,131,429)

Year ended October 31, 2008:
Shares sold	54,845	$1,366,860
Shares issued in reinvestment of dividends and distributions	76,310	2,078,683
Shares reacquired	(174,727)	(3,830,369)

Net increase (decrease) in shares outstanding	(43,572)	$(384,826)

Class Z
Year ended October 31, 2009:
Shares sold	5,597,370	$85,043,599
Shares issued in reinvestment of dividends and distributions	355,964	5,086,725
Shares reacquired	(6,135,702)	(92,228,168)

Net increase (decrease) in shares outstanding	(182,368)	$(2,097,844)

Year ended October 31, 2008:
Shares sold	2,658,072	$63,738,010
Shares issued in reinvestment of dividends and distributions	1,058,869	30,093,061
Shares reacquired	(3,036,949)	(72,067,314)

Net increase (decrease) in shares outstanding	679,992	$21,763,757

Note 7. Borrowings

The Series, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated credit Agreement (“SCA”) with two banks. The SCA provides for a commitment of $500 million. Interest on any borrowings under the SCA would be incurred at market rates and a commitment fee for the unused amount is accrued daily and paid quarterly. Effective October 22, 2009, the Funds renewed the SCA with the two banks. The commitment under the renewed SCA continues to be $500 million. The Funds pay a commitment fee of .15 of 1% of the unused portion of the renewed SCA. The expiration date of the renewed SCA is October 20, 2010. For the period from October 24, 2008 through October 21, 2009, the Funds paid a commitment fee of .13 of 1% of the unused portion of the agreement. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions.

Dryden International Value Fund	37

Notes to Financial Statements

continued

The Series utilized the line of credit during for the year ended October 31, 2009. The average daily balance for the 43 days the Series had debt outstanding during the period was approximately $315,518 at a weighted average interest rate of approximately 1.31%.

Note 8. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through December 23, 2009, the date the financial statements were issued, and has been determined that there were no subsequent events requiring recognition or disclosure in the financial statements, except for the following:

On December 1, 2009, the Fund declared a dividend from net investment income for Class A, Class B, Class C, and Class Z shares of $0.123 per share, $0.009 per share, $0.009 per share, and $0.1632 per share, respectively. The dividends were paid to the shareholders of record December 2, 2009. The ex-dividend was December 3, 2009.

38	Visit our website at www.jennisondryden.com

Financial Highlights

OCTOBER 31, 2009	ANNUAL REPORT

Dryden International Value Fund

Financial Highlights

Class A
Year Ended October 31, 2009(b)
Per Share Operating Performance:
Net Asset Value, Beginning of Year	$15.28

Income (loss) from investment operations:
Net investment income	.20
Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.59

Total from investment operations	3.79

Less Dividends and Distributions:
Dividends from net investment income	(.62)
Distributions from net realized gains	—

Total dividends and distributions	(.62)

Net Asset Value, end of year	$18.45

Total Return (a):	26.03%
Ratios/Supplemental Data:
Net assets, end of year (000)	$45,945
Average net assets (000)	$39,582
Ratios to average net assets(e):
Expenses, including distribution and service (12b-1) fees(c)	1.65%
Expenses, excluding distribution and service (12b-1) fees	1.40%
Net investment income	1.30%
For Class A, B, C and Z shares:
Portfolio turnover rate	40%

(a)	These total returns do not consider the effect of sales load. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b)	Calculations are based on the average daily number of shares outstanding.
(c)	The distributor of the Fund has contractually agreed through February 28, 2010, to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily assets of the Class A shares.
(d)	Effective August 1, 2005 through February 28, 2009, the Manager of the Fund has voluntarily agreed to reimburse the Series in order to limit operating expenses (excluding interest, taxes and brokerage commissions) to 1.61% of the average daily net assets of the Class A shares. If the Manager had not reimbursed the Series, the annual expenses (both including and excluding distribution and service (12b-1) fees) and net investment income ratios would be 1.62%, 1.37% and 1.15%, respectively, for the year ended October 31, 2005.
(e)	Does not include expenses of the underlying portfolio in which the Series invests.

See Notes to Financial Statements.

40	Visit our website at www.jennisondryden.com

Class A
Year Ended October 31,
2008(b)	2007(b)	2006(b)	2005(b)

$34.10	$27.12	$21.88	$18.29

.44	.51	.45	.24
(14.93)	7.85	5.61	3.53

(14.49)	8.36	6.06	3.77

(.38)	(.03)	(.50)	(.18)
(3.95)	(1.35)	(.32)	—

(4.33)	(1.38)	(.82)	(.18)

$15.28	$34.10	$27.12	$21.88

(48.33)%	32.15%	28.59%	20.71%

$40,580	$91,221	$73,289	$61,347
$71,618	$84,344	$67,590	$59,739

1.56%	1.57%	1.65%	1.62	%(d)
1.31%	1.32%	1.40%	1.37	%(d)
1.79%	1.74%	1.83%	1.15	%(d)

27%	44%	48%	121%

See Notes to Financial Statements.

Dryden International Value Fund	41

Financial Highlights

continued

Class B
Year Ended October 31, 2009(b)
Per Share Operating Performance:
Net Asset Value, Beginning of Year	$14.58

Income (loss) from investment operations:
Net investment income	.08
Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.45

Total from investment operations	3.53

Less Dividends and Distributions:
Dividends from net investment income	(.47)
Distributions from net realized gains	—

Total dividends and distributions	(.47)

Net Asset Value, end of year	$17.64

Total Return (a):	25.11%
Ratios/Supplemental Data:
Net assets, end of year (000)	$3,839
Average net assets (000)	$3,985
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees	2.40%
Expenses, excluding distribution and service (12b-1) fees	1.40%
Net investment income	.58%

(a)	These total returns do not consider the effect of sales load. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b)	Calculations are based on the average daily number of shares outstanding.
(c)	Effective August 1, 2005 through February 28, 2009, the Manager of the Fund has voluntarily agreed to reimburse the Series in order to limit operating expenses (excluding interest, taxes and brokerage commissions) to 2.36% of the average daily net assets of the Class B shares. If the Manager had not reimbursed the Series, the annual expenses (both including and excluding distribution and service (12b-1) fees) and net investment income ratios would be 2.37%, 1.37% and 0.38%, respectively, for the year ended October 31, 2005.
(d)	Does not include expenses of the underlying portfolio in which the Series invests.

See Notes to Financial Statements.

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Class B
Year Ended October 31,
2008(b)	2007(b)	2006(b)	2005(b)

$32.73	$26.24	$21.19	$17.73

.24	.24	.19	.08
(14.29)	7.60	5.49	3.42

(14.05)	7.84	5.68	3.50

(.15)	—	(.31)	(.04)
(3.95)	(1.35)	(.32)	—

(4.10)	(1.35)	(.63)	(.04)

$14.58	$32.73	$26.24	$21.19

(48.74)%	31.17%	27.51%	19.77%

$5,143	$16,279	$19,141	$18,978
$10,730	$16,627	$19,346	$23,092

2.31%	2.32%	2.40%	2.37	%(c)
1.31%	1.32%	1.40%	1.37	%(c)
1.01%	.84%	.78%	.38	%(c)

See Notes to Financial Statements.

Dryden International Value Fund	43

Financial Highlights

continued

Class C
Year Ended October 31, 2009(b)
Per Share Operating Performance:
Net Asset Value, Beginning of Year	$14.60

Income (loss) from investment operations:
Net investment income	.08
Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.45

Total from investment operations	3.53

Less Dividends and Distributions:
Dividends from net investment income	(.47)
Distributions from net realized gains	—

Total dividends and distributions	(.47)

Net Asset Value, end of year	$17.66

Total Return (a):	25.08%
Ratios/Supplemental Data:
Net assets, end of year (000)	$7,507
Average net assets (000)	$6,807
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees	2.40%
Expenses, excluding distribution and service (12b-1) fees	1.40%
Net investment income	.58%

(a)	These total returns do not consider the effect of sales load. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b)	Calculations are based on the average daily number of shares outstanding.
(c)	Effective August 1, 2005 through February 28, 2009, the Manager of the Fund has voluntarily agreed to reimburse the Series in order to limit operating expenses (excluding interest, taxes and brokerage commissions) to 2.36% of the average daily net assets of the Class C shares. If the Manager had not reimbursed the Series, the annual expenses (both including and excluding distribution and service (12b-1) fees) and net investment income ratios would be 2.37%, 1.37% and 0.40%, respectively, for the year ended October 31, 2005.
(d)	Does not include expenses of the underlying portfolio in which the Series invests.

See Notes to Financial Statements.

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Class C
Year Ended October 31,
2008(b)	2007(b)	2006(b)	2005(b)

$32.77	$26.27	$21.21	$17.74

.24	.27	.23	.08
(14.31)	7.58	5.46	3.43

(14.07)	7.85	5.69	3.51

(.15)	—	(.31)	(.04)
(3.95)	(1.35)	(.32)	—

(4.10)	(1.35)	(.63)	(.04)

$14.60	$32.77	$26.27	$21.21

(48.74)%	31.17%	27.53%	19.81%

$7,355	$17,938	$15,962	$12,720
$13,571	$16,297	$14,909	$13,293

2.31%	2.32%	2.40%	2.37	%(c)
1.31%	1.32%	1.40%	1.37	%(c)
1.04%	.94%	.98%	.40	%(c)

See Notes to Financial Statements.

Dryden International Value Fund	45

Financial Highlights

continued

Class Z
Year Ended October 31, 2009(b)
Per Share Operating Performance:
Net Asset Value, Beginning of Year	$15.37

Income (loss) from investment operations:
Net investment income	.24
Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.62

Total from investment operations	3.86

Less Dividends and Distributions:
Dividends from net investment income	(.68)
Distributions from net realized gains	—

Total dividends and distributions	(.68)

Net Asset Value, end of year	$18.55

Total Return (a):	26.41%
Ratios/Supplemental Data:
Net assets, end of year (000)	$136,238
Average net assets (000)	$115,310
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees	1.40%
Expenses, excluding distribution and service (12b-1) fees	1.40%
Net investment income	1.58%

(a)	These total returns do not consider the effect of sales load. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b)	Calculations are based on the average daily number of shares outstanding.
(c)	Effective August 1, 2005 through February 28, 2009, the Manager of the Fund has voluntarily agreed to reimburse the Series in order to limit operating expenses (excluding interest, taxes and brokerage commissions) to 1.36% of the average daily net assets of the Class Z shares. If the Manager had not reimbursed the Series, the annual expenses (both including and excluding distribution and service (12b-1) fees) and net investment income ratios would be 1.37%, 1.37% and 1.43%, respectively, for the year ended October 31, 2005.
(d)	Does not include expenses of the underlying portfolio in which the Series invests.

See Notes to Financial Statements.

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Class Z
Year Ended October 31,
2008(b)	2007(b)	2006(b)	2005(b)

$34.30	$27.26	$22.02	$18.41

.50	.60	.28	.29
(15.02)	7.89	5.84	3.54

(14.52)	8.49	6.12	3.83

(.46)	(.10)	(.56)	(.22)
(3.95)	(1.35)	(.32)	—

(4.41)	(1.45)	(.88)	(.22)

$15.37	$34.30	$27.26	$22.02

(48.23)%	32.50%	28.78%	20.97%

$115,710	$234,828	$177,008	$156,678
$186,380	$206,798	$170,067	$264,624

1.31%	1.32%	1.40%	1.37	%(c)
1.31%	1.32%	1.40%	1.37	%(c)
2.06%	2.02%	1.13%	1.43	%(c)

Dryden International Value Fund	47

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders

Prudential World Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Dryden International Value Fund, a series of Prudential World Fund, Inc. (hereafter referred to as the “Fund”), including the portfolio of investments, as of October 31, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2009, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 23, 2009

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Tax Information

(Unaudited)

We are required by Internal Revenue Code of 1986, as amended (“the Code”), to advise you within 60 days of the Series’ fiscal year end (October 31, 2009) as to the federal tax status of dividends paid by the Series during such fiscal year. We are advising you in the fiscal year ended October 31, 2009, the Series paid ordinary income dividends of $0.623, $0.467, $0.467 and $0.677 per share from Class A, B, C and Z shares, respectively.

For the fiscal year ended October 31, 2009, the Series designates the maximum amount allowable, but not less than 100% of the ordinary income dividends paid during the year as qualified dividend income in accordance with Section 854 of the Internal Revenue Code.

For the fiscal year ended October 31, 2009, the Series made an election to pass through the maximum amount of the portion of the ordinary income dividends paid derived from foreign source income as well as any foreign taxes paid by the Series in accordance with Section 853 of the Internal Revenue Code of the following amounts: $591,673 foreign tax credit from recognized foreign source income of $5,251,339.

In January 2010, you will be advised on IRS Form 1099DIV or Substitute Form 1099DIV as to the federal tax status of dividends and distributions received by you in calendar year 2009.

Dryden International Value Fund	49

MANAGEMENT OF THE FUND

(Unaudited)

Information about Fund Directors/Trustees (referred to herein as “Board Members”) and Fund Officers is set forth below. Board Members who are not deemed to be “interested persons,” as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors or trustees of investment companies by the 1940 Act.

Independent Board Members (1)
Name, Address, Age	Principal Occupation(s) During Past Five	Other Directorships Held
Position(s)	Years
Portfolios Overseen
Kevin J. Bannon (57) Board Member Portfolios Overseen: 57	Managing Director (since April 2008) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (since September 2008).
Linda W. Bynoe (57) Board Member Portfolios Overseen: 57	President and Chief Executive Officer (since March 1995) of Telemat Ltd. (management consulting); formerly Vice President at Morgan Stanley & Co (broker-dealer).

Director of Simon Property Group, Inc. (real estate investment trust) (since May 2003); Anixter International (communication products distributor) (since January 2006); Director of Northern Trust Corporation (banking)

(since April 2006).

David E.A. Carson (75) Board Member Portfolios Overseen: 57	Director (since May 2008) of Liberty Bank; Director (since October 2007) of ICI Mutual Insurance Company; formerly President, Chairman and Chief Executive Officer of People’s Bank (1987 – 2000).	None.
Michael S. Hyland, CFA (64) Board Member Portfolios Overseen: 57	Independent Consultant (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President Salomon Brothers Asset Management (1989-1999).	None.
Robert E. La Blanc (75) Board Member Portfolios Overseen: 57	President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications).	Director of CA, Inc. (since 2002) (software company); FiberNet Telecom Group, Inc. (since 2003) (telecom company).

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Douglas H. McCorkindale (70) Board Member Portfolios Overseen: 57	Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).	Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).
Stephen P. Munn (67) Board Member Portfolios Overseen: 57	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	None.
Richard A. Redeker (66) Board Member Portfolios Overseen: 57	Retired Mutual Fund Executive (36 years); Management Consultant; Director of Penn Tank Lines, Inc. (since 1999).	None.
Robin B. Smith (70) Board Member & Independent Chair Portfolios Overseen: 57	Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.	Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).
Stephen G. Stoneburn (66) Board Member Portfolios Overseen: 57

President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc (1975-1989).

None.

Interested Board Member (1)
Judy A. Rice (61) Board Member & President Portfolios Overseen: 57

President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; Executive Vice President (since December 2008) of Prudential Investment Management Services LLC; formerly Vice President (February 1999-April 2006) of Prudential Investment Management Services LLC; formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (May 2003-June 2005) and Director (May 2003-March 2006) and Executive Vice President (June 2005- March 2006) of AST Investment Services, Inc.; Member of Board of Governors of the Investment Company Institute.

None.

[1]	The year that each individual joined the Fund’s Board is as follows:

Linda W. Bynoe, 2005; David E.A. Carson, 2003; Robert E. La Blanc, 1984; Douglas H. McCorkindale, 2003; Richard A.

Redeker, 2003; Robin B. Smith, 1996; Stephen G. Stoneburn, 1996; Kevin J. Bannon, 2008; Michael S. Hyland, 2008; Stephen

P. Munn, 2008; Judy A. Rice, Board Member since 2000 and President since 2003.

Dryden International Value Fund

Fund Officers (a)(1)
Name, Address and Age	Principal Occupation(s) During Past Five Years
Position with Fund
Scott E. Benjamin (36) Vice President	Executive Vice President (since June 2009) of Prudential Investments LLC and Prudential Investment Management Services LLC; Senior Vice President Product Development and Marketing, Prudential Investments (since February 2006); Vice President Product Development and Product Management, Prudential Investments (2003-2006).
Kathryn L. Quirk (57) Chief Legal Officer	Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of PI and Prudential Mutual Fund Services LLC; Vice President and Corporate Counsel (since June 2005) and Secretary (since February 2006) of AST Investment Services, Inc.; formerly Senior Vice President and Assistant Secretary (November 2004-August 2005) of PI; formerly Assistant Secretary (June 2005-February 2006) of AST Investment Services, Inc.; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.
Deborah A. Docs (51) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Jonathan D. Shain (51) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Claudia DiGiacomo (35) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).
John P. Schwartz (38) Assistant Secretary	Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1997-2005).
Andrew R. French (47) Assistant Secretary	Director and Corporate Counsel (since May 2006) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS; formerly Senior Legal Analyst of Prudential Mutual Fund Law Department (1997-2006).
Timothy J. Knierim (50) Chief Compliance Officer	Chief Compliance Officer of Prudential Investment Management, Inc. (since July 2007); formerly Chief Risk Officer of PIM and PI (2002-2007) and formerly Chief Ethics Officer of PIM and PI (2006-2007).
Valerie M. Simpson (51) Deputy Chief Compliance Officer	Chief Compliance Officer (since April 2007) of PI and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.

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Theresa C. Thompson (47) Deputy Chief Compliance Officer	Vice President, Compliance, PI (since April 2004); and Director, Compliance, PI (2001-2004).
Noreen M. Fierro (45) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance (since May 2006) of Prudential; formerly Corporate Vice President, Associate General Counsel (April 2002-May 2005) of UBS Financial Services, Inc., in their Money Laundering Prevention Group; Senior Manager (May 2005-May 2006) of Deloitte Financial Advisory Services, LLP, in their Forensic and Dispute Services, Anti-Money Laundering Group.
Grace C. Torres (50) Treasurer and Principal Financial and Accounting Officer	Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.
M. Sadiq Peshimam (45) Assistant Treasurer	Vice President (since 2005) and Director (2000-2005) within Prudential Mutual Fund Administration.
Peter Parrella (51) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

(a)	Excludes the interested Board Member who also serve as President.
[1]	The year that each individual became an officer of the Fund is as follows:

Scott E. Benjamin, 2009; Kathryn L. Quirk, 2005; Deborah A. Docs, 2005; Jonathan D. Shain, 2005; Claudia DiGiacomo, 2005;

John P. Schwartz, 2006; Andrew R. French, 2006; Timothy J. Knierim, 2007; Valerie M. Simpson, 2007; Theresa C. Thompson, 2008; Noreen M. Fierro, 2006; Grace C. Torres, 1995; Sadiq Peshimam, 2006; Peter Parrella, 2007.

Explanatory Notes

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

•

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31st of the year in which they reach the age of 75.

•

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

•

“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which PI serves as manager include the JennisonDryden Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts, The Target Portfolio Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

Dryden International Value Fund

Approval of Advisory Agreement

The Fund’s Board of Directors

The Board of Directors (the “Board”) of Dryden International Value Fund (the “Fund”)1 consists of 11 individuals, 10 of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the JennisonDryden Investment Committee. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreements with each of LSV Asset Management (“LSV”) and Thornburg Investment Management, Inc. (“Thornburg”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 2-4, 2009 and approved the renewal of the agreements through July 31, 2010, after concluding that renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups. The mutual funds included in each Peer Universe or Peer Group were objectively determined by Lipper Inc., an independent provider of mutual fund data. To the extent that PI deems appropriate, and for reasons addressed in detail with the Board, PI may provide supplemental data compiled by Lipper for the Board’s consideration. The comparisons placed the Fund in various quartiles over the one-, three-, five-, and ten-year periods ending December 31, 2008, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including

[1]	Dryden International Value Fund is a series of Prudential World Fund, Inc.

Dryden International Value Fund

Approval of Advisory Agreement (continued)

the nature, quality and extent of services provided by PI and each subadviser, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 2-4, 2009.

The Directors determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and each of LSV and Thornburg, which serve as the Fund’s subadvisers pursuant to the terms of subadvisory agreements with PI, are fair and reasonable in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality, and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PI, LSV and Thornburg. The Board considered the services provided by PI, including but not limited to the oversight of the subadvisers for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadvisers, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for screening and recommending new subadvisers when appropriate, as well as monitoring and reporting to the Board on the performance and operations of the subadvisers. The Board also considered that PI pays the salaries of all of the officers and non-independent Directors of the Fund. The Board also considered the investment subadvisory services provided by LSV and Thornburg, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PI’s evaluations of the subadvisers, as well as PI’s recommendation, based on its review of each subadviser, to renew the subadvisory agreements.

The Board reviewed the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and LSV and Thornburg, and

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also reviewed the qualifications, backgrounds and responsibilities of the LSV and Thornburg portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and LSV’s and Thornburg’s organizational structure, senior management, investment operations, and other relevant information pertaining to PI, LSV and Thornburg. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to each of PI and LSV and Thornburg.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by LSV and Thornburg, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and LSV and Thornburg under the management and subadvisory agreements.

Performance of the Fund

The Board received and considered information about the Fund’s historical performance. The Board considered that the Fund’s gross performance in relation to its Peer Universe (the Lipper International Large-Cap Core Funds and International Multi-Cap Core Funds Performance Universe)2 was in the second quartile over the three-, five- and ten-year periods, and was in the third quartile over the one-year period. The Board also noted that the Fund outperformed its benchmark index over the three-, five- and ten-year periods, though it underperformed its benchmark index over the one-year period. The Board further noted that the Fund’s current subadvisers, LSV and Thornburg, assumed responsibility for the Fund in December 2004. The Board concluded that, in light of the Fund’s competitive performance, it would be in the interest of the Fund and its shareholders for the Fund to renew the agreements.

Fees and Expenses

The Board considered that the Fund’s actual management fees (which reflects any subsidies, waivers or expense caps) ranked in the Expense Group’s second quartile, and that the Fund’s total expenses ranked in the Expense Group’s third quartile. The Board noted that the Fund’s total expenses were 5.8 basis points higher than the Expense Group median. The Board concluded that the management fees and total expenses were reasonable in light of the services provided.

[2]

Although Lipper classifies the Fund in its International Large-Cap Core Funds Performance Universe, the International Large-Cap Core Funds and International Multi-Cap Core Funds Performance Universe was utilized because PI believes that the funds included in this Universe provide a more appropriate basis for Fund performance comparisons.

Dryden International Value Fund

Approval of Advisory Agreement (continued)

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

The Board considered information about the profitability of LSV or Thornburg, but concluded that the level of a subadviser’s profitability may not be as significant given the arm’s length nature of the process by which the subadvisory fee rates were negotiated by PI, LSV and Thornburg as well as the fact that PI compensates the subadvisers out of its management fee.

Economies of Scale

The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, but at the current level of assets the Fund does not realize the effect of those rate reductions. The Board took note that the Fund’s fee structure would result in benefits to Fund shareholders when (and if) assets reach the levels at which the fee rate is reduced. These benefits will accrue whether or not PI is then realizing any economies of scale.

Other Benefits to PI, LSV and Thornburg

The Board considered potential ancillary benefits that might be received by PI, LSV and Thornburg and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included brokerage commissions received by affiliates of PI, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), and benefits to the reputation as well as other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by LSV and Thornburg included their ability to use soft dollar credits, brokerage commissions received by affiliates of LSV or Thornburg, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access

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to additional research resources and benefits to the reputation. The Board concluded that the benefits derived by PI and LSV and Thornburg were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

After full consideration of these factors, the Board concluded that the approval of the agreements was in the interest of the Fund and its shareholders.

Dryden International Value Fund

Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 10/31/09
	One Year	Five Years	Ten Years
Class A	19.09%	4.77%	1.81%
Class B	20.04	4.96	1.60
Class C	24.08	5.14	1.61
Class Z	26.41	6.20	2.63

Average Annual Total Returns (Without Sales Charges) as of 10/31/09
	One Year	Five Years	Ten Years
Class A	26.03%	5.96%	2.39%
Class B	25.04	5.13	1.60
Class C	25.08	5.14	1.61
Class Z	26.41	6.20	2.63

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50%. Gross operating expenses: Class A, 1.70%; Class B, 2.40%; Class C, 2.40%; Class Z, 1.40%. Net operating expenses apply to: Class A, 1.65%; Class B, 2.40%; Class C, 2.40%; Class Z, 1.40%, after contractual reduction through 2/28/2011.

The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

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Source: Prudential Investments LLC and Lipper Inc.

The graph compares a $10,000 investment in the Dryden International Value Fund (Class A shares) with a similar investment in the MSCI EAFE® ND Index by portraying the initial account values at the beginning of the 10-year period for Class A shares (October 31, 1999) and the account values at the end of the current fiscal year (October 31, 2009) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without the contractual distribution and service (12b-1) fee waiver of 0.05% for Class A shares in effect through February 28, 2010, the returns shown in the graph and for Class A shares in the tables would have been lower.

The MSCI EAFE® ND Index is an unmanaged, weighted index of performance that reflects stock price movements of developed-country markets in Europe, Australasia, and the Far East. The MSCI EAFE® ND Index’s total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. These returns would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the MSCI EAFE® ND Index may differ substantially from the securities in the Fund. The MSCI EAFE® ND Index is not the only index that may be used to characterize performance of international stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Class A shares are subject to a maximum front-end sales charge of 5.50%, a 12b-1 fee of up to 0.30% annually, and all investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%, in certain circumstances. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively, for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares purchased are not subject to a front-end sales charge, but charge a CDSC of 1% for Class C shares sold within 12 months from the date of purchase, and an annual 12b-1 fee of 1%. Class Z shares are not subject to a sales charge or 12b-1 fees. The returns in the graph and tables reflect the share class expense structure in effect at the close of the fiscal period.

Dryden International Value Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.jennisondryden.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadvisers the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Commission’s website.

DIRECTORS
Kevin J. Bannon • Linda W. Bynoe • David E.A. Carson • Michael S. Hyland •
Robert E. La Blanc • Douglas H. McCorkindale • Stephen P. Munn • Richard A. Redeker •
Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn

OFFICERS
Judy A. Rice, President • Scott E. Benjamin, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Kathryn L. Quirk, Chief Legal Officer • Deborah A. Docs, Secretary • Timothy J. Knierim, Chief Compliance Officer • Valerie M. Simpson, Deputy Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Noreen M. Fierro, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • John P. Schwartz, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISERS	LSV Asset Management Thornburg Investment Management, Inc.	One North Wacker Drive Suite 4000 Chicago, IL 60606 119 East Marcy Street Santa Fe, NM 87501

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	PFPC Trust Company	400 Bellevue Parkway Wilmington, DE 19809

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Sullivan & Cromwell LLP	125 Broad Street New York, NY 10004

An investor should consider the investment objectives, risks, charges, and expenses of the

Fund carefully before investing. The prospectus for the Fund contains this and other information about the Fund. An investor may obtain a prospectus by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudential.com/edelivery/mutualfunds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Dryden International Value Fund, Prudential Investments, Attn: Board of Directors, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each fiscal quarter.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Dryden International Value Fund
Share Class	A	B	C	Z
NASDAQ	PISAX	PISBX	PCISX	PISZX
CUSIP	743969503	743969602	743969701	743969800

MF115E    0168444-00001-00

Item 2 – Code of Ethics – See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. David E. A. Carson, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended October 31, 2009 and October 31, 2008, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $54,984 and $54,984, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

During the fiscal year ended October 31, 2009, KPMG, the Registrant’s principal accountant, billed the Registrant $3,115 for professional services rendered in connection with agreed upon procedures performed related to a custody conversion. Not applicable for the fiscal year ended October 31, 2008.

(c) Tax Fees

None.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

One hundred percent of the services described in Item 4(b) was approved by the audit committee.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

Not applicable to Registrant for the fiscal years 2009 and 2008. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years 2009 and 2008 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1)	Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

	(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

	(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Prudential World Fund, Inc.

By (Signature and Title)*	/S/ DEBORAH A. DOCS
Deborah A. Docs
Secretary

Date	December 22, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/S/ JUDY A. RICE
Judy A. Rice
President and Principal Executive Officer

Date	December 22, 2009

By (Signature and Title)*	/S/ GRACE C. TORRES
Grace C. Torres Treasurer and Principal Financial Officer

Date	December 22, 2009

*	Print the name and title of each signing officer under his or her signature.